UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2019

Date of reporting period: November 30, 2019

Item 1. Reports to Stockholders.

Semper MBS Total Return Fund
Class A – SEMOX
Investor Class – SEMPX
Institutional Class – SEMMX

Semper Short Duration Fund
Investor Class – SEMRX
Institutional Class – SEMIX

Annual Report
November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex and may apply to all funds held through your financial intermediary.

SEMPER FUNDS

Table of Contents

Shareholder Letter	1
Allocation of Portfolio Assets	7
Expense Example	9
Investment Highlights	11
Schedules of Investments	13
Statements of Assets and Liabilities	52
Statements of Operations	55
Statements of Changes in Net Assets	56
Financial Highlights	60
Notes to Financial Statements	65
Report of Independent Registered Public Accounting Firm	81
Notice to Shareholders	82
Information about Trustees and Officers	83
Householding	88
Privacy Notice	89

SEMPER FUNDS

January 6, 2020

Dear Shareholder,

The Semper MBS Total Return Fund (the “Total Return Fund” or the “Fund”) completed its sixth full fiscal year on November 30, 2019.  The Fund’s assets grew from approximately $1.94 billion to over $2.3 billion, representing close to 20% growth versus one year earlier.  Net performance for the fiscal year ended November 30, 2019 for the Institutional Class was 4.45%, for the Investor Class net performance was 4.19%, and for the Class A net performance was 4.19% without the maximum 2.00% front-end sales load and 2.15% including the maximum 2.00% front-end sales load.  The performance of the Bloomberg Barclays U.S. Mortgage-Backed Securities Index (the “Index”), the Fund’s benchmark index, during the fiscal year was 7.98%.  Performance of the Bloomberg Barclays U.S. Aggregate Index, which represents the overall bond market was 10.79%.

The Fund’s primary strategies during the year remained unchanged.  The Total Return Fund, under normal market conditions, invests at least 80% of its net assets in mortgage-backed securities (“MBS”), and seeks to provide a high level of risk-adjusted current income and capital appreciation.  Throughout the fiscal year, the Fund’s largest allocation was to the non-agency residential MBS (“RMBS”) sector as it has been since inception of the Fund in 2013.  The November 30, 2019 allocation to RMBS totaled 93%.  Approximately 60% of this RMBS position was allocated to newer issue securitizations supported by recent vintage loans, with about 40% consisting of legacy (pre-financial crisis) securitizations including Prime, Alt-A and Subprime bonds along with seasoned loans packaged into newer securitizations.  Examples of new issue securitizations are Agency Credit Risk Transfer bonds (CRT) issued by Fannie Mae and Freddie Mac, Jumbo 2.0 securitizations, Non-QM (non-qualifying mortgages) securitizations, and Single Family Rental (SFR) bonds.  Examples of newer issue securitizations supported by seasoned loans include Reperforming Loan securitizations (RPL) and Non-Performing Loan securitizations (NPL). The Fund also had an allocation to commercial MBS (CMBS), primarily multi-family housing securities.  The Fund did not have an allocation to government agency guaranteed MBS given our relative value view on the sector characterized by greater interest rate sensitivity and lower yield.

As of November 30, 2019, the Fund received a 5-Star Overall Morningstar Rating™ and 4-Star 3-year Morningstar Rating™ among 282 nontraditional bond funds and a 5-Star 5-year Morningstar Rating™ among 225 nontraditional bond funds.

The primary source of performance during the fiscal year ended November 30, 2019 was the portfolio’s yield advantage from its allocation to non-agency RMBS.  The trailing twelve month yield for the Institutional Class was 5.05%, and interest income contributed about 5.5% to performance.  Overall, price appreciation contributed about ¼% to performance.

The case for investing in RMBS remains intact. Our economy has benefited from strong and improving housing fundamentals for nearly a decade.  Since bottoming in

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2012, home prices nationally have risen an average of 4% per year, and home price appreciation (HPA) nationally currently remains above the rate of inflation.  From a credit enhancement standpoint, higher home values help build equity which adds additional credit support to these non-government guaranteed RMBS deals. Consistent with the national average of sustained positive price appreciation, mortgage delinquencies and home foreclosures along with LTV ratios (“Loan-To-Value”) have seen steady declines, creating a favorable environment for RMBS performance from both credit and technical perspectives.

The economic backdrop for the Fund’s prior fiscal year was characterized by reasonably robust economic activity and fiscal stimulus, leading the Federal Reserve (“Fed”) to raise their target Fed Funds rate four times during the period: December 2017, March 2018, June 2018, and September 2018. The Fed raised the rate again in December 2018, bringing the target up to 2.5%, likely approaching neutral.  However, this gradual decline in Fed accommodation began to concern markets in late fall 2018, in combination with the Administration’s imposition of trade tariffs, the beginning of yet-to-be-resolved standoff with China over trade and other policies.  The 10-year Treasury yield peaked at 3.2% on November 8, 2018, stood at 2.99% at the end of November 2018, and had declined to 2.69% by December 31, 2018.  These market concerns led to a sharp risk-off environment, leading to fears that the economy would fall into a recession in 2019.

RMBS spreads widened during this brief period of uncertainty, with many prices declining but by much less than other risk assets.  The price of the Fund’s shares declined by 5 to 6 cents during December 2018, the result of price softness in the RMBS market. However, the Fed tone changed sharply and quickly, taking on a dovish tone and market sentiment quickly reversed moving into 2019 with equities and high yield credit rising sharply, and mortgage credit rebounding but in a more subdued fashion.  From that point through the end of August, market yields generally declined, with the 10-year Treasury yield declining to below 1.50% at August month-end.  Bond sectors with duration, including agency MBS rallied significantly through this period, and then traded roughly in a flat range as interest rates rose somewhat in the fall, reaching 1.77% on the 10-year Treasury on November 30, 2019, the end of the current fiscal year.  Equities and high yield credit rallied for most of this period as well, with domestic equities setting a number of record highs.

The Fund’s share prices were roughly unchanged over the course of calendar year 2019.  The Fund’s overall duration remained short during this period, consistent with our preference for higher quality, shorter cash flows in the RMBS sector.  Positive price appreciation for the portion of the Fund in longer duration securities including Jumbo 2.0 securitizations and Reperforming Loan securitizations (RPL) was largely offset by price declines in very high-dollar price and interest-only profiles, which are negatively impacted by declining market rates as expectations for higher mortgage prepayments grew.

Supply-demand technicals remained favorable in the RMBS sector, as the outstanding size of legacy RMBS declined by over 10% year-over-year to approximately

SEMPER FUNDS

$350 billion.  The mortgage credit curve flattened further over much of the year as higher risk, longer duration securities outperformed, and yields compressed.  New issue, or next generation, RMBS issuance grew by about $125 billion for the second consecutive year, and these next generation bonds continued to grow in importance and opportunity thanks to their good liquidity, attractive delevering and credit upgrade potential, and overall strong risk adjusted performance opportunities.

We expect to maintain a similar overall Fund structure in 2020, with the largest allocation to non-agencies, with a growing percentage in newer issue securities, a modest allocation to CMBS, and a continued target duration of under two years.  We expect volatility across all markets resulting from uncertainty in economic activity, in global trade negotiations – with the largest unknown being the U.S / China negotiations – as well as from the 2020 election cycle.  We currently expect the Fed to remain on hold following their three 2019 rate cuts.  We firmly believe that strength will persist in the housing market’s credit fundamentals, with lower rates providing a strong underpinning, and expect that new issuance in non-agency RMBS will be robust, offering many attractive investment opportunities.

We believe that one of the RMBS sector’s key attributes is its low level of interest rate sensitivity and high relative current yield.  We believe that the greater likelihood is for rates to be stable or rise modestly from here, and therefore we continue to prefer a portfolio with low interest rate sensitivity.

The Fund’s effective duration as of November 30, 2019, was 1.5 years, versus 3.1 years for the Index, and the portfolio’s bonds have exhibited even less rate sensitivity than the duration would infer.  The Fund continued to have a yield advantage relative to the Index.  The Fund’s yield to maturity as of November 30, 2019 was 3.5%, and its current yield was 4.5% versus the Index’s yield to maturity of 2.5%.  As of November 30, 2019, the Fund’s 30-day subsidized and unsubsidized 30-day SEC yields for the Institutional Class, Investor Class and Class A were 4.04%, 3.79% and 3.71%, respectively.

At the end of November 2019, the Total Return Fund’s portfolio was well diversified with over 480 positions.

The Semper Short Duration Fund (the “Short Duration Fund” or the “Fund”) ended the fiscal year on November 30, 2019, with approximately $450 million in assets, a $283 million increase versus one year earlier.  For the fiscal year ended November 30, 2019, performance for the Institutional Class was 3.38% and for the Investor Class was 3.20%.  The performance of the Bloomberg Barclays 1-3 Year U.S. Government Index during this same period was 4.20%.  The performance of the Bloomberg Barclays 1-3 Year U.S. Treasury Index was 4.20% for the same period.  Performance for the Fund trailed index performance during the year because the Fund maintained a very short duration, or interest rate sensitivity.  The Fund’s duration of about ½ year was significantly lower than the duration of the indices, approximately 1.9 years.  The nearly 1.2% yield decline for short maturity Treasuries resulted in price appreciation for the indices significantly in excess of the Fund’s price appreciation, while the Fund’s yield advantage partially offset that disadvantage.

SEMPER FUNDS

The front end of the yield curve also declined for much of the year, with the 2-year Treasury yield falling from 2.79% at the beginning of the fiscal year to 1.61% on November 30, 2019.  The yield curve spent much of the year nearly or slightly inverted until Fed easing took hold and recession fears ebbed, but the 2-year to 10-year spread ended the year at +18 basis points, similar to its starting point a year earlier.

Performance for the Fund was positive each month during the fiscal year, buoyed by strong relative yield, solid credit performance, and low interest rate sensitivity.  Interest income contributed about 3.7% to performance, with price declines contributing about 0.5% to performance.  Fund performance has been positive each month since February 2016.  As of November 30, 2019, the Fund received a 5-Star Overall Morningstar Rating™ and a 5-Star 3-year  Morningstar Rating™ among 159 ultrashort bond bunds and a 5-Star Morningstar Rating™ for the 5-year among 127 ultrashort bond funds.

Similar to the Total Return Fund, the Short Duration Fund is primarily allocated to structured credit sectors including MBS, CMBS, asset-backed securities (ABS), and senior tranches of collateralized loan obligations (CLO) rated AAA.  Duration was maintained at a relatively low level during the fiscal year, generally remaining in a range of 0.3 years to 0.5 years, and ending the fiscal year at 0.4 years.  At the end of November 2019, the Short Duration Fund was well diversified with over 300 positions.  23% of the Fund’s portfolio was invested in non-agency RMBS, 23% in agency MBS, primarily Fannie Mae and Freddie Mac issued Credit Risk Transfer securities, 13% in CMBS, 15% in ABS, 23% in senior CLO securities, and 2% in cash equivalents.  More than 80% of the Fund assets were rated investment grade, with less than 6% below investment grade and less than 11% non-rated.  69% of the Fund was invested in floating rate securities, typically resetting monthly above a one-or three-month LIBOR reference rate.  The focus on short duration structured credit resulted in an attractive yield to maturity (to forward yields) of 2.87% and a 30-day SEC yield of 2.92% subsidized, and 2.85% unsubsidized for the Institutional Class as of November 30, 2019.  The 30-day SEC yield for the Investor Class as of November 30, 2019 was 2.67% subsidized and 2.59% unsubsidized.  The trailing twelve-month yield for the Institutional Class was 2.74%.  In an environment of sharply lower rates in which the Fed cut short term rates 3 times totaling 75 basis points, we believe that the yield of this Fund remains attractive.

We expect that the portfolio’s overall structure in 2020 will remain similar, with a significant allocation to RMBS, CMBS, and ABS with low interest rate sensitivity.  This low rate sensitivity is supported by the low average lives of most of the Fund’s positions, including the allocation to floating rate securities. Given our expectation that the Fed is likely on hold for most or all of 2020, we expect that there may be some upward pressure on short maturity interest rates.  Additionally, our strategy of investing in securities with credit sensitivity to improving real estate fundamentals and investing in securitized debt generally, can best position the Fund to perform well in 2020 on an absolute and relative basis.

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Both the Total Return Fund and the Short Duration Fund have significant capacity and appropriate liquidity, including lines of credit to be used only for redemption purposes, looking to the new fiscal year.

Sincerely,
Semper Capital Management, L.P.

Past performance is not a guarantee of future results.

Opinions expressed are those of Semper Capital Management, L.P., the Semper MBS Total Return Fund’s and the Semper Short Duration Bond Fund’s investment adviser, and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.

The Funds invest in debt securities: As interest rates rise, the value of debt securities decrease; whereas prepayment risk tends to occur during periods of declining interest rates. This risk is usually greater for longer-term debt securities. Recent turbulence in the financial markets and reduced liquidity in credit and fixed-income market may have an adverse effect on the Funds. Investments in mortgage-backed and asset-backed securities include additional risks that investors should be aware of such as credit risk, interest rate risk, prepayment risk, real estate market risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. Accordingly, the Funds may not be suitable for all investors.

In addition, the MBS Total Return Fund invests in lower-rated and non-rated securities that present a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses to those securities may exceed the original amount invested by the Fund. The Fund may invest in securities that are less liquid which can be difficult to sell. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities. The Fund may invest in To Be Announced (“TBA”) securities which involve interest rate and investment exposure risks. The Fund may invest in when-issued securities which may involve less favorable prices for securities, when delivered, and failure to deliver securities could cause a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete listing of Fund holdings, please refer to the schedule of investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

The Bloomberg Barclays U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid ARM – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).  Pool aggregates must have at least $250 million outstanding with a weighted average maturity of at least one year.

The Bloomberg Barclays 1-3 Year U.S. Government Index covers U.S. Treasury and agency securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg Barclays 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg Barclays U.S. Aggregate Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are

SEMPER FUNDS

excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

One cannot invest directly in an index.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history, without adjustment for sales loads. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. As of 11/30/19 the Semper Short Duration Fund (SEMIX) received a 5-Star Overall Morningstar Rating™ and a 5-Star 3-Year Morningstar Rating™ among 159 ultrashort bond bunds and a 5-Star Morningstar Rating™ for the 5-year among 127 ultrashort bond funds.

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

©2019 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the adviser will classify the security as non-rated.

London Interbank Offered Rate (LIBOR): An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Effective Duration: Calculation for bonds with cash flow variability.  It takes into account that expected cash flows will fluctuate as interest rates change.

Yield: Interest income divided by price for a bond or portfolio of bonds.

Yield to Maturity: Anticipated rate of return on a bond or portfolio of bonds if held until the maturity date.

30-Day SEC Yield: Standardized yield which is calculated based on a 30-day period ending on the last day of the previous month.  It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Par is the face value or nominal value of a bond.

Basis point equals 1/100th of 1%.

This report must be preceded or accompanied by a prospectus.

The Semper Funds are distributed by Quasar Distributors, LLC.

SEMPER MBS TOTAL RETURN FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

SEMPER SHORT DURATION FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

SEMPER FUNDS

EXPENSE EXAMPLE at November 30, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/19 – 11/30/19).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15%, 1.15% and 0.90% per the operating expenses limitation agreement for the Semper MBS Total Return Fund – Class A, Investor Class and Institutional Class shares, respectively, and limited to 0.85% and 0.60% per the operating expenses limitation agreement for the Semper Short Duration Fund – Investor Class and Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at November 30, 2019 (Unaudited), Continued

Total Return Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/19	11/30/19	6/1/19 – 11/30/19(1)
Class A
Actual	$1,000.00	$1,016.00	$5.15

Hypothetical (5% return	$1,000.00	$1,019.95	$5.16
before expenses)

Investor Class
Actual	$1,000.00	$1,016.00	$5.15

Hypothetical (5% return	$1,000.00	$1,019.95	$5.16
before expenses)

Institutional Class
Actual	$1,000.00	$1,018.30	$3.90

Hypothetical (5% return	$1,000.00	$1,021.21	$3.90
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.  The annualized expense ratios of the Semper MBS Total Return Fund – Class A, Investor Class and Institutional Class are 1.02%, 1.02% and 0.77%, respectively.

Short Duration Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/19	11/30/19	6/1/19 – 11/30/19(1)
Investor Class
Actual	$1,000.00	$1,014.00	$4.29

Hypothetical (5% return	$1,000.00	$1,020.81	$4.31
before expenses)

Institutional Class
Actual	$1,000.00	$1,014.30	$3.03

Hypothetical (5% return	$1,000.00	$1,022.06	$3.04
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.  The annualized expense ratios of the Semper Short Duration Fund – Investor Class and Institutional Class are 0.85% and 0.60%, respectively.

SEMPER MBS TOTAL RETURN FUND

Comparison of the change in value of a $1,000,000 investment in the
Semper MBS Total Return Fund – Institutional Class vs
the Bloomberg Barclays U.S. MBS Index

				Since	Since
	One	Three	Five	Inception	Inception
Average Annual Total Return	Year	Years	Years	(7/22/13)	(12/18/2015)
Semper MBS Total Return Fund –
Investor Class	4.19%	4.81%	4.27%	6.05%	—
Semper MBS Total Return Fund –
Institutional Class	4.45%	5.08%	4.53%	6.32%	—
Semper MBS Total Return Fund –
Class A (with sales load)	2.15%	4.09%	—	—	3.80%
Semper MBS Total Return Fund –
Class A (without sales load)	4.19%	4.81%	—	—	4.32%
Bloomberg Barclays U.S. MBS Index	7.98%	3.15%	2.56%	3.01%	2.80%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers were in effect prior to November 30, 2014.  In the absence of fee waivers, returns would be reduced.  For the years ended November 30, 2015, November 30, 2016 and November 30, 2017 the adviser recouped previously waived fees. In the absence of the recoupment, returns would be higher.  Class A shares may be subject to a 2.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid adjustable rate mortgages – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Pool aggregates must have at least $250 million par outstanding with a weighted average maturity of at least one year.

SEMPER SHORT DURATION FUND

Comparison of the change in value of a $1,000,000 investment in the Semper Short Duration Fund – Institutional Class vs
the Bloomberg Barclays 1-3 Year Government Index and the
Bloomberg Barclays 1-3 Year U.S. Treasury Index

				Since
	One	Three	Five	Inception
Average Annual Total Return	Year	Years	Years	(12/23/10)
Semper Short Duration Fund – Investor Class	3.20%	2.76%	2.25%	2.35%
Semper Short Duration Fund – Institutional Class	3.38%	2.99%	2.50%	2.61%
Bloomberg Barclays 1-3 Year Government Index	4.20%	1.80%	1.31%	1.13%
Bloomberg Barclays 1-3 Year U.S. Treasury Index	4.20%	1.79%	1.30%	1.11%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value  of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns  would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays 1-3 Year Government Index (the “Index”) includes Treasury and agency securities issued by the U.S. Government with a maturity from one up to (but not including) three years.  The Index contains only dollar denominated, investment grade issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

The Bloomberg Barclays 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from one up to but not including three years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019

	Principal
	Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – AGENCY – 0.0%
Fannie Mae-Aces
Series 2010-M6, Class SA, 4.682%
(1 Month LIBOR USD + 6.390%), 9/25/20 (g)(h)	$983,997	$8,689
Series 2006-M1, Class IO, 0.075%, 3/25/36 (a)(g)	2,346,640	1,547
GNMA REMIC Trust
Series 2012-25, Class IO, 0.434%, 8/16/52 (a)(g)	2,410,370	39,195
Series 2013-173, Class AC, 2.700%, 10/16/53 (a)	16,760	17,118
Government National Mortgage Association
Series 2002-28, Class IO, 0.545%, 1/16/42 (a)(g)	21,359	1
Series 2005-23, Class IO, 0.004%, 6/17/45 (a)(g)	352,286	37
Series 2006-68, Class IO, 0.262%, 5/16/46 (a)(g)	596,733	4,137
Total Commercial Mortgage-Backed Securities – Agency
(cost $215,343)		70,724

COMMERCIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 5.6%
Bayview Commercial Asset Trust
Series 2004-3, Class B2, 6.733%
(1 Month LIBOR USD + 5.025%), 1/25/35 (c)(h)	60,557	61,329
Series 2006-2A, Class M1, 2.018%
(1 Month LIBOR USD + 0.310%), 7/25/36 (c)(h)	1,143,058	1,104,644
Series 2006-2A, Class M3, 2.058%
(1 Month LIBOR USD + 0.350%), 7/25/36 (c)(h)	1,652,333	1,584,158
Series 2006-3A, Class M1, 2.048%
(1 Month LIBOR USD + 0.340%), 10/25/36 (c)(h)	1,675,800	1,614,135
Series 2006-4A, Class A2, 1.978%
(1 Month LIBOR USD + 0.270%), 12/25/36 (c)(h)	2,131,430	2,062,547
Series 2007-2A, Class A1, 1.978%
(1 Month LIBOR USD + 0.270%), 7/25/37 (c)(h)	2,250,869	2,161,659
Series 2007-3, Class M1, 2.018%
(1 Month LIBOR USD + 0.310%), 7/25/37 (c)(h)	361,713	345,692
Series 2007-6A, Class A3A, 2.958%
(1 Month LIBOR USD + 1.250%), 12/25/37 (c)(h)	2,200,905	2,208,870
BX Trust
Series 2019-CALM, Class E, 3.750%
(1 Month LIBOR USD + 2.000%), 11/25/32 (c)(h)	3,125,000	3,132,809
CNL Commercial Mortgage Loan Trust
Series 2003-1A, Class A1, 2.265%
(1 Month LIBOR USD + 0.500%), 5/15/31 (c)(h)	430,369	420,282
Freddie Mac Military Housing Bonds Resecuritization Trust
Series 2015-R1, Class C3, 5.492%, 11/25/52 (a)(c)	2,964,750	2,959,937
Series 2015-R1, Class D1, 16.597%, 11/25/55 (a)(c)	4,572,131	4,318,325

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
FREMF Mortgage Trust
Series 2014-KF05, Class B, 5.785%
(1 Month LIBOR USD + 4.000%), 9/25/22 (c)(h)	$921,717	$931,228
Series 2017-KF35, Class B, 4.535%
(1 Month LIBOR USD + 2.750%), 8/25/24 (c)(h)	2,352,288	2,360,547
Series 2017-KF39, Class B, 4.285%
(1 Month LIBOR USD + 2.500%), 11/25/24 (c)(h)	1,843,091	1,852,434
Series 2018-KF42, Class B, 3.985%
(1 Month LIBOR USD + 2.200%), 12/25/24 (c)(h)	1,539,092	1,542,561
Series 2018-KF44, Class B, 3.935%
(1 Month LIBOR USD + 2.150%), 2/25/25 (c)(h)	3,628,271	3,642,338
Series 2018-K731, Class C, 3.932%, 2/25/25 (a)(c)	1,223,000	1,249,249
Series 2018-KF47, Class B, 3.785%
(1 Month LIBOR USD + 2.000%), 5/25/25 (c)(h)	5,814,086	5,791,200
Series 2018-KF51, Class B, 3.635%
(1 Month LIBOR USD + 1.850%), 8/25/25 (c)(h)	6,950,317	6,900,006
Series 2018-KF53, Class B, 3.835%
(1 Month LIBOR USD + 2.050%), 10/25/25 (h)	1,351,801	1,353,275
Series 2018-KF55, Class B, 4.085%
(1 Month LIBOR USD + 2.300%), 11/25/25 (c)(h)	4,000,000	4,002,246
Series 2019-KF58, Class B, 3.935%
(1 Month LIBOR USD + 2.150%), 1/25/26 (c)(h)	3,871,003	3,905,174
Series 2019-KF62, Class B, 3.835%
(1 Month LIBOR USD + 2.050%), 4/25/26 (c)(h)	1,499,978	1,501,563
Series 2017-KF33, Class B, 4.335%
(1 Month LIBOR USD + 2.550%), 6/25/27 (c)(h)	3,491,088	3,547,106
Series 2017-KF37, Class B, 4.535%
(1 Month LIBOR USD + 2.750%), 6/25/27 (c)(h)	1,650,041	1,674,418
Series 2018-KF43, Class B, 3.935%
(1 Month LIBOR USD + 2.150%), 1/25/28 (c)(h)	3,621,792	3,630,995
Series 2018-KF48, Class B, 3.835%
(1 Month LIBOR USD + 2.050%), 6/25/28 (c)(h)	5,823,088	5,779,734
Series 2018-KF50, Class B, 3.685%
(1 Month LIBOR USD + 1.900%), 7/25/28 (c)(h)	1,443,391	1,443,107
Series 2018-KF52, Class B, 3.735%
(1 Month LIBOR USD + 1.950%), 9/25/28 (h)	7,114,458	7,096,146
Series 2018-KF56, Class B, 4.235%
(1 Month LIBOR USD + 2.450%), 11/25/28 (c)(h)	4,521,183	4,537,039
Series 2019-KF57, Class B, 4.035%
(1 Month LIBOR USD + 2.250%), 1/25/29 (c)(h)	3,022,303	3,031,554
Series 2019-KF59, Class B, 4.135%
(1 Month LIBOR USD + 2.350%), 2/25/29 (c)(h)	2,249,676	2,260,903
Series 2019-KF61, Class B, 3.985%
(1 Month LIBOR USD + 2.200%), 4/25/29 (c)(h)	4,999,367	5,013,770

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
FREMF Mortgage Trust (Continued)
Series 2019-KF67, Class B, 4.035%
(1 Month LIBOR USD + 2.250%), 8/25/29 (c)(h)	$1,400,000	$1,408,733
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2006-3A, Class M2, 2.098%
(1 Month LIBOR USD + 0.390%), 12/25/36 (c)(h)	3,722,000	3,461,277
Series 2007-1A, Class M1, 2.208%
(1 Month LIBOR USD + 0.500%), 3/25/37 (c)(h)	5,881,000	5,380,846
Multi-family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 4.958%
(1 Month LIBOR USD + 3.250%), 10/15/49 (c)(h)	20,610,000	21,499,579
Velocity Commercial Capital Loan Trust
Series 2017-2, Class M4, 5.000%, 11/25/47 (a)(c)	761,241	772,412
Series 2017-2, Class M5, 6.420%, 11/25/47 (a)(c)	646,097	671,767
Series 2018-1, Class M5, 6.260%, 4/25/48 (c)	473,841	488,989
Series 2018-2, Class M3, 4.720%, 10/26/48 (a)(c)	490,229	499,530
Series 2019-1, Class M5, 5.700%, 3/25/49 (a)(c)	745,709	762,087
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $129,160,402)		129,966,200

RESIDENTIAL MORTGAGE-BACKED SECURITIES – AGENCY – 21.3%
Fannie Mae Connecticut Avenue Securities
Series 2013-C01, Class M2, 6.958%
(1 Month LIBOR USD + 5.250%), 10/25/23 (h)	2,111,732	2,326,675
Series 2016-C01, Class 1M2, 8.458%
(1 Month LIBOR USD + 6.750%), 8/25/28 (h)	19,700,653	21,846,795
Series 2016-C01, Class 2M2, 8.658%
(1 Month LIBOR USD + 6.950%), 8/25/28 (h)	5,816,760	6,307,020
Series 2016-C02, Class 1M2, 7.708%
(1 Month LIBOR USD + 6.000%), 9/25/28 (h)	16,858,676	18,409,607
Series 2016-C03, Class 1M2, 7.008%
(1 Month LIBOR USD + 5.300%), 10/25/28 (h)	11,166,580	12,096,718
Series 2016-C05, Class 2M2, 6.158%
(1 Month LIBOR USD + 4.450%), 1/25/29 (h)	4,110,859	4,331,313
Series 2016-C06, Class 1M2, 5.958%
(1 Month LIBOR USD + 4.250%), 4/25/29 (h)	3,000,000	3,222,028
Series 2016-C07, Class 2M2, 6.058%
(1 Month LIBOR USD + 4.350%), 5/25/29 (h)	6,747,317	7,096,126
Series 2018-C05, Class 1M2, 4.058%
(1 Month LIBOR USD + 2.350%), 1/25/31 (h)	3,125,000	3,153,497
Series 2018-C06, Class 1M2, 3.708%
(1 Month LIBOR USD + 2.000%), 3/25/31 (h)	1,000,000	1,003,484

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Fannie Mae Connecticut Avenue Securities (Continued)
Series 2018-R07, Class 1ED2, 2.808%
(1 Month LIBOR USD + 1.100%), 4/25/31 (c)(h)	$20,707,000	$20,710,388
Series 2018-R07, Class 1M2, 4.108%
(1 Month LIBOR USD + 2.400%), 4/25/31 (c)(h)	1,410,000	1,423,488
Series 2018-R07, Class 1B1, 6.058%
(1 Month LIBOR USD + 4.350%), 4/25/31 (c)(h)	5,564,000	6,034,475
Series 2018-R07, Class 1J2, 6.823%, 4/25/31 (a)(c)(e)	3,750,000	3,787,500
Series 2019-R01, Class 2ED2, 2.858%
(1 Month LIBOR USD + 1.150%), 7/25/31 (c)(h)	20,525,000	20,462,216
Series 2019-R01, Class 2B1, 6.058%
(1 Month LIBOR USD + 4.350%), 7/25/31 (c)(h)	6,046,000	6,538,652
Series 2019-R02, Class 1B1, 5.858%
(1 Month LIBOR USD + 4.150%), 8/25/31 (c)(h)	3,500,000	3,749,428
Series 2019-R03, Class 1ED3, 2.958%
(1 Month LIBOR USD + 1.250%), 9/25/31 (c)(h)	12,500,000	12,515,610
Series 2019-R03, Class 1J3, 5.773%, 9/25/31 (a)(c)	4,750,000	4,677,975
Series 2019-R03, Class 1B1, 5.808%
(1 Month LIBOR USD + 4.100%), 9/25/31 (c)(h)	14,392,500	15,283,792
Series 2019-R04, Class 2ED3, 3.108%
(1 Month LIBOR USD + 1.400%), 6/25/39 (c)(h)	12,500,000	12,558,969
Series 2019-R04, Class 2J3, 5.208%, 6/25/39 (c)	4,750,000	4,668,678
Series 2019-R04, Class 2B1, 6.958%
(1 Month LIBOR USD + 5.250%), 6/25/39 (c)(h)	7,000,000	7,626,434
Series 2019-R05, Class 1ED3, 3.008%
(1 Month LIBOR USD + 1.300%), 7/25/39 (c)(h)	7,000,000	6,995,395
Series 2019-R05, Class 1M2, 3.708%
(1 Month LIBOR USD + 2.000%), 7/25/39 (c)(h)	14,670,000	14,734,676
Series 2019-R05, Class 1J3, 5.108%, 7/25/39 (a)(c)	3,500,000	3,456,122
Series 2019-R05, Class 1B1, 5.808%
(1 Month LIBOR USD + 4.100%), 7/25/39 (c)(h)	18,729,000	19,232,115
Series 2019-R06, Class 2ED2, 2.708%
(1 Month LIBOR USD + 1.000%), 9/25/39 (c)(h)	21,243,500	21,142,181
Series 2019-R06, Class 2ED3, 3.108%
(1 Month LIBOR USD + 1.400%), 9/25/39 (c)(h)	12,500,000	12,535,572
Series 2019-R06, Class 2M2, 3.808%
(1 Month LIBOR USD + 2.100%), 9/25/39 (c)(h)	7,000,000	7,038,129
Series 2019-R06, Class 2J3, 5.323%, 9/25/39 (a)(c)	4,750,000	4,735,891
Series 2019-R06, Class 2B1, 5.458%
(1 Month LIBOR USD + 3.750%), 9/25/39 (c)(h)	14,000,000	14,139,651
Series 2019-R07, Class 1M2, 3.808%
(1 Month LIBOR USD + 2.100%), 10/25/39 (c)(h)	18,440,000	18,529,266
Series 2019-HRP1, Class M2, 3.858%
(1 Month LIBOR USD + 2.150%), 11/25/39 (c)(h)	3,000,000	3,010,050

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
FHLMC Structured Pass Through Securities
Series T-67, Class 1A1C, 3.843%, 3/25/36 (a)	$56,452	$57,622
FNMA Grantor Trust
Series 2003-T2, Class A1, 2.035%
(1 Month LIBOR USD + 0.140%), 3/25/33 (h)	50,037	49,096
Series 2004-T3, Class 2A, 4.447%, 8/25/43 (a)	53,335	55,394
FNMA Pool
5.500%, 5/1/36, #871313	6,970	7,273
5.000%, 8/1/37, #888534	13,549	14,574
FNMA REMIC Trust
Series 2007-30, Class ZM, 4.250%, 4/25/37	53,057	61,846
Series 2007-W8, Class 1A5, 6.353%, 9/25/37 (a)	12,635	14,558
Freddie Mac Structured Agency Credit Risk
Series 2013-DN2, Class M2, 5.958%
(1 Month LIBOR USD + 4.250%), 11/25/23 (h)	2,938,107	3,165,727
Series 2014-DN2, Class M3, 5.308%
(1 Month LIBOR USD + 3.600%), 4/25/24 (h)	23,000,000	24,460,240
Series 2016-DNA1, Class M3, 7.258%
(1 Month LIBOR USD + 5.550%), 7/25/28 (h)	7,000,000	7,731,300
Series 2016-HQA1, Class M3, 8.058%
(1 Month LIBOR USD + 6.350%), 9/25/28 (h)	8,155,000	8,974,326
Series 2017-DNA1, Class M2, 4.958%
(1 Month LIBOR USD + 3.250%), 7/25/29 (h)	5,250,000	5,529,236
Series 2017-DNA2, Class M2, 5.158%
(1 Month LIBOR USD + 3.450%), 10/25/29 (h)	4,557,007	4,858,286
Series 2018-HRP2, Class M3, 4.108%
(1 Month LIBOR USD + 2.400%), 2/25/47 (c)(h)	12,909,372	13,190,425
Series 2017-SPI1, Class M2, 3.980%, 9/25/47 (a)(c)	2,782,000	2,778,798
Series 2018-SPI1, Class M2, 3.738%, 2/25/48 (a)(c)	3,700,000	3,561,199
Series 2018-SPI2, Class M2, 3.814%, 5/25/48 (a)(c)	2,329,080	2,263,333
Series 2018-SPI3, Class M2, 4.156%, 8/25/48 (a)(c)	15,810,000	15,832,925
Series 2018-DNA3, Class M2, 3.808%
(1 Month LIBOR USD + 2.100%), 9/25/48 (c)(h)	4,500,000	4,518,657
Series 2018-SPI4, Class M2, 4.459%, 11/25/48 (a)(c)	1,500,000	1,514,418
Series 2019-DNA1, Class M2SB, 6.158%, 1/25/49 (c)(e)	5,222,500	5,399,167
Series 2019-HRP1, Class M3, 3.958%
(1 Month LIBOR USD + 2.250%), 2/25/49 (c)(h)	1,000,000	1,002,977
Series 2019-DNA3, Class M2AT, 2.708%
(1 Month LIBOR USD + 1.000%), 7/25/49 (c)(h)	7,500,000	7,509,368
Series 2019-DNA3, Class M2TB, 4.808%, 7/25/49 (c)	7,250,000	7,150,632
Series 2019-DNA4, Class M2, 3.658%
(1 Month LIBOR USD + 1.950%), 10/25/49 (c)(h)	11,125,000	11,138,885

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Freddie Mac Structured Agency Credit Risk (Continued)
Series 2019-DNA4, Class B2, 7.958%
(1 Month LIBOR USD + 6.250%), 10/25/49 (c)(h)	$4,015,000	$4,062,187
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2019-HQA4, Class M2, 3.815%
(1 Month LIBOR USD + 2.050%), 11/25/49 (c)(h)	28,320,000	28,355,298
Series 2019-HQA4, Class B2, 8.365%
(1 Month LIBOR USD + 6.600%), 11/25/49 (c)(h)	5,500,000	5,506,780
Freddie Mac Whole Loan Securities Trust
Series 2017-SC02, Class M2, 3.831%, 5/25/47 (a)(c)	1,411,000	1,401,894
GNMA II Pool
5.000%, 6/20/40, #745378	64,338	67,878
Total Residential Mortgage-Backed Securities –
Agency (cost $492,720,809)		495,614,215

RESIDENTIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 71.2%
Accredited Mortgage Loan Trust
Series 2005-3, Class M6, 2.709%
(1 Month LIBOR USD + 0.700%), 9/25/35 (h)	5,375,000	3,763,669
Series 2006-1, Class M1, 2.038%
(1 Month LIBOR USD + 0.330%), 4/25/36 (h)	2,414,000	2,260,734
ACE Securities Corp. Home Equity Loan Trust
Series 2006-HE4, Class A2B, 1.818%
(1 Month LIBOR USD + 0.110%), 10/25/36 (h)	12,174,027	6,622,790
Series 2006-HE4, Class A1, 1.848%
(1 Month LIBOR USD + 0.140%), 10/25/36 (h)	984,129	589,639
AFC Home Equity Loan Trust
Series 1997-3, Class 1A4, 7.470%, 9/27/27 (k)	145,719	146,730
American Home Mortgage Assets Trust
Series 2006-6, Class A1A, 1.898%
(1 Month LIBOR USD + 0.190%), 12/25/46 (h)	12,419,400	10,873,001
Series 2007-1, Class A1, 3.026%
(12 Month US Treasury Average + 0.700%), 2/25/47 (h)	14,988,108	9,290,642
Series 2007-2, Class A1, 1.833%
(1 Month LIBOR USD + 0.125%), 3/25/47 (h)	7,512,476	7,015,027
Series 2007-5, Class A1, 1.898%
(1 Month LIBOR USD + 0.190%), 6/25/47 (h)	1,468,806	1,337,110
American Homes 4 Rent Trust
Series 2014-SFR2, Class E, 6.231%, 10/17/36 (c)	3,000,000	3,322,052
Amresco Residential Securities Corp. Trust
Series 1998-1, Class M1F, 7.000%, 1/25/28 (a)	162,186	165,501

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
AMSR Trust
Series 2019-SFR1, Class G, 4.857%, 1/19/39 (c)(e)	$2,502,000	$2,501,882
Series 2019-SFR1, Class H, 6.040%, 1/19/39 (c)(e)	1,220,000	1,219,936
Angel Oak Mortgage Trust I LLC
Series 2017-2, Class B1, 4.646%, 7/25/47 (a)(c)	4,023,000	4,080,383
Series 2019-1, Class B1, 5.400%, 11/25/48 (a)(c)	7,500,000	7,780,964
Series 2019-2, Class B1, 5.016%, 3/25/49 (a)(c)	2,500,000	2,588,792
Series 2019-3, Class B1, 4.099%, 5/25/59 (a)(c)	5,000,000	5,063,201
Asset Backed Securities Corp. Home Equity Loan Trust
Series 1999-LB1, Class A1F, 7.110%, 6/21/29	1,062,805	1,090,848
Asset Backed Securities Corp. Long
Beach Home Equity Loan Trust
Series 2000-LB1, Class AF5, 7.490%, 9/21/30 (k)	582,183	605,872
Banc of America Funding Corp.
Series 2006-D, Class 5A2, 4.349%, 5/20/36 (a)	16,982	16,241
Series 2008-R4, Class 1A4, 2.158%
(1 Month LIBOR USD + 0.450%), 7/25/37 (c)(h)	2,318,403	1,445,481
Series 2007-5, Class 7A2, 35.048%
(1 Month LIBOR USD + 46.150%), 7/25/47 (h)(j)	140,251	278,746
Bayview Financial Mortgage Trust
Series 2005-C, Class M4, 2.902%
(1 Month LIBOR USD + 0.800%), 6/28/44 (h)	3,037,000	2,819,824
Bear Stearns ALT-A Trust
Series 2005-8, Class 11A1, 2.248%
(1 Month LIBOR USD + 0.540%), 10/25/35 (h)	5,087,954	5,038,326
Series 2005-9, Class 11A1, 2.228%
(1 Month LIBOR USD + 0.520%), 11/25/35 (h)	6,436,968	7,437,713
Bear Stearns Asset Backed Securities I Trust
Series 2006-IM1, Class A3, 2.268%
(1 Month LIBOR USD + 0.280%), 4/25/36 (h)	11,455,383	12,542,676
Series 2006-IM1, Class A6, 1.938%
(1 Month LIBOR USD + 0.320%), 4/25/36 (h)	11,326,218	12,221,798
Series 2006-HE9, Class 1A3, 1.938%
(1 Month LIBOR USD + 0.230%), 11/25/36 (h)	11,943,000	11,204,795
Bear Stearns Mortgage Securities, Inc.
Series 1997-6, Class 1A, 6.314%, 3/25/31 (a)	145,985	145,753
Bear Stearns Second Lien Trust
Series 2007-SV1A, Class M2, 3.058%
(1 Month LIBOR USD + 1.350%), 1/25/36 (c)(h)	5,303,614	5,315,918
BNC Mortgage Loan Trust
Series 2007-4, Class A2, 3.208%
(1 Month LIBOR USD + 1.500%), 11/25/37 (h)	4,812,500	3,412,224
BRAVO Residential Funding Trust
Series 2019-NQM2, Class B2, 4.797%, 11/25/59 (a)(c)(e)	1,350,000	1,349,981

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A3, 1.868%
(1 Month LIBOR USD + 0.160%), 10/25/36 (h)	$2,179,438	$1,667,517
Chase Home Lending Mortgage Trust
Series 2019-ATR1, Class A12, 6.500%, 4/25/49 (a)(c)	5,590,531	6,193,516
Citigroup Mortgage Loan Trust
Series 2004-HYB4, Class WA, 4.266%, 12/25/34 (a)	18,968	19,508
Series 2013-2, Class 4A2, 2.573%, 8/25/35 (a)(c)	6,447,363	5,003,862
Series 2009-6, Class 16A2, 6.000%, 3/25/36 (a)(c)	1,465,279	1,338,995
Series 2007-AMC1, Class A1, 1.868%
(1 Month LIBOR USD + 0.160%), 12/25/36 (c)(h)	2,506,756	1,722,067
Series 2007-AMC3, Class A2D, 2.058%
(1 Month LIBOR USD + 0.350%), 3/25/37 (h)	162,030	143,385
Series 2007-WFH2, Class M3, 2.178%
(1 Month LIBOR USD + 0.470%), 3/25/37 (h)	9,500,000	9,158,943
Series 2007-AHL3, Class A3A, 1.768%
(1 Month LIBOR USD + 0.060%), 7/25/45 (h)	615,710	485,612
Series 2018-RP2, Class M1, 3.500%, 2/25/58 (a)(c)	4,500,000	4,722,344
CitiMortgage Alternative Loan Trust
Series 2007-A7, Class 2A1, 2.108%
(1 Month LIBOR USD + 0.400%), 7/25/37 (h)	290,705	237,509
COLT Funding LLC
Series 2018-3, Class M2, 4.583%, 10/26/48 (a)(c)	1,440,000	1,460,668
Conseco Finance Home Loan Trust
Series 2000-E, Class B1, 10.260%, 8/15/31 (a)	343,205	374,996
CoreVest American Finance Trust
Series 2017-2, Class M, 5.622%, 12/25/27 (c)	9,000,000	9,631,438
Series 2018-1, Class D, 4.920%, 6/15/51 (c)	6,000,000	6,434,320
Series 2018-1, Class E, 6.108%, 6/15/51 (a)(c)	1,534,000	1,688,375
Series 2019-1, Class D, 4.818%, 3/15/52 (c)	1,500,000	1,631,126
Series 2019-1, Class E, 5.489%, 3/15/52 (c)	242,500	259,435
Series 2019-3, Class E, 4.740%, 10/15/52 (c)	1,650,000	1,670,714
Countrywide Alternative Loan Trust
Series 2004-15, Class 2A2, 4.276%, 9/25/34 (a)	402,554	378,164
Series 2005-J10, Class 1A9, 2.408%
(1 Month LIBOR USD + 0.700%), 10/25/35 (h)	982,534	790,964
Series 2005-54CB, Class 1A8, 5.500%, 11/25/35	520,600	351,349
Series 2006-4CB, Class 2A3, 5.500%, 4/25/36	7,525	7,342
Series 2006-OA3, Class 1A1, 2.108%
(1 Month LIBOR USD + 0.200%), 5/25/36 (h)	12,622	10,908
Series 2006-18CB, Class A1, 2.178%
(1 Month LIBOR USD + 0.470%), 7/25/36 (h)	9,423,749	5,822,581

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Countrywide Alternative Loan Trust (Continued)
Series 2006-45T1, Class 1A2, 2.258%
(1 Month LIBOR USD + 0.550%), 2/25/37 (h)	$9,466,517	$3,400,366
Series 2007-16CB, Class 1A2, 2.108%
(1 Month LIBOR USD + 0.400%), 8/25/37 (h)	1,056,131	811,191
Series 2006-OA9, Class 1A1, 1.924%
(1 Month LIBOR USD + 0.200%), 7/20/46 (h)	39,902	28,065
Countrywide Asset-Backed Certificates
Series 2006-S4, Class A5, 6.236%, 7/25/34 (a)	3,726,450	3,835,855
Series 2006-21, Class 1A, 1.848%
(1 Month LIBOR USD + 0.140%), 5/25/35 (h)	338,720	329,653
Series 2005-2, Class M6, 3.733%
(1 Month LIBOR USD + 2.025%), 8/25/35 (h)	11,821,153	10,910,575
Series 2006-24, Class 2A3, 1.858%
(1 Month LIBOR USD + 0.150%), 6/25/47 (h)	44,797	43,128
Series 2007-12, Class 2A3, 2.508%
(1 Month LIBOR USD + 0.800%), 8/25/47 (h)	435,021	426,712
Countrywide Home Loans
Series 2003-56, Class 9A1, 4.369%, 12/25/33 (a)	76,131	76,213
Series 2007-11, Class A1, 6.000%, 8/25/37	5,202,578	4,023,560
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-1, Class DB1, 6.734%, 2/25/33 (a)	50,930	52,110
Series 2003-AR18, Class 4M3, 3.624%
(1 Month LIBOR USD + 2.900%), 7/25/33 (h)	536,445	527,683
Credit Suisse Mortgage Trust
Series 2015-1R, Class 6A2, 2.103%
(1 Month LIBOR USD + 0.280%), 5/27/37 (c)(h)	2,700,165	2,469,031
Series 2010-6R, Class 2A6B, 6.250%, 7/26/37 (c)	27,851,824	30,463,634
Deephaven Residential Mortgage Trust
Series 2017-1A, Class B1, 6.250%, 12/26/46 (a)(c)	8,500,000	8,669,573
Series 2017-3A, Class B1, 4.814%, 10/25/47 (a)(c)	3,500,000	3,517,604
Series 2018-1A, Class B1, 4.340%, 12/25/57 (a)(c)	12,045,000	12,064,391
Series 2018-2A, Class M1, 4.375%, 4/25/58 (a)(c)	5,000,000	5,062,609
Series 2018-2A, Class B1, 4.776%, 4/25/58 (a)(c)	1,500,000	1,508,320
Series 2018-3A, Class B1, 5.007%, 8/25/58 (a)(c)	6,151,000	6,312,490
Series 2019-1A, Class B1, 5.252%, 1/25/59 (a)(c)	5,250,000	5,357,452
Series 2019-3A, Class B1, 4.258%, 7/25/59 (a)(c)	1,500,000	1,516,582
Fieldstone Mortgage Investment Trust
Series 2007-1, Class 2A2, 1.978%
(1 Month LIBOR USD + 0.270%), 4/25/47 (h)	4,105,654	3,409,735
First Franklin Mortgage Loan Trust
Series 2006-FF11, Class 2A3, 2.008%
(1 Month LIBOR USD + 0.150%), 8/25/36 (h)	9,542,090	8,536,453

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA6, Class A8, 2.208%
(1 Month LIBOR USD + 0.500%), 9/25/35 (h)	$727,444	$527,335
First Horizon Mortgage Pass-Through Trust
Series 2006-AR2, Class 1A1, 2.750%, 7/25/36 (a)	58,310	52,810
FirstKey Lending Trust
Series 2015-SFR1, Class E, 5.298%, 3/9/47 (a)(c)	2,444,598	2,444,000
GMACM Mortgage Loan Trust
Series 2003-GH2, Class A4, 5.500%, 10/25/33 (k)	190,967	196,842
GreenPoint Mortgage Funding Trust
Series 2005-AR4, Class 4A1A, 2.328%
(1 Month LIBOR USD + 0.620%), 10/25/45 (h)	23,460,104	21,720,729
GS Mortgage-Backed Securities Trust
Series 2019-SL1, Class M1, 3.125%, 1/25/59 (a)(c)	10,000,000	9,962,243
GSAA Home Equity Trust
Series 2006-5, Class 2A1, 1.848%
(1 Month LIBOR USD + 0.070%), 3/25/36 (h)	32,985	17,087
Home Partners of America Trust
Series 2017-1, Class E, 4.416%
(1 Month LIBOR USD + 2.650%), 7/17/34 (c)(h)	750,000	754,902
Series 2017-1, Class F, 5.305%
(1 Month LIBOR USD + 3.539%), 7/17/34 (c)(h)	2,000,000	2,007,706
Series 2018-1, Class E, 3.616%
(1 Month LIBOR USD + 1.850%), 7/17/37 (c)(h)	11,250,000	11,268,503
Series 2018-1, Class F, 4.116%
(1 Month LIBOR USD + 2.350%), 7/17/37 (c)(h)	17,800,000	17,807,939
Series 2019-1, Class F, 4.101%, 9/17/39 (c)	500,000	503,218
Series 2019-2, Class F, 3.866%, 10/19/39 (c)	3,358,000	3,346,469
Homeward Opportunities Fund Trust
Series 2018-1, Class M1, 4.548%, 6/25/48 (a)(c)	1,250,000	1,277,425
Series 2018-1, Class B1, 5.295%, 6/25/48 (a)(c)	1,250,000	1,278,148
Series 2019-1, Class B1, 4.800%, 1/25/59 (a)(c)	2,000,000	1,957,208
IMC Home Equity Loan Trust
Series 1998-3, Class A7, 6.720%, 8/20/29 (k)	1,028,753	1,071,028
Impac CMB Trust
Series 2002-9F, Class A1, 5.216%, 12/25/32 (l)	240,319	241,597
Impac Secured Assets Trust
Series 2006-5, Class 1A1C, 1.978%
(1 Month LIBOR USD + 0.270%), 2/25/37 (h)	18,314,595	15,791,234
IndyMac Residential Asset-Backed Trust
Series 2007-A, Class 2A2, 1.898%
(1 Month LIBOR USD + 0.190%), 4/25/37 (h)	348,853	260,416

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Invitation Homes Trust
Series 2018-SFR1, Class E, 3.766%
(1 Month LIBOR USD + 2.000%), 3/17/37 (c)(h)	$19,862,285	$19,941,278
Series 2018-SFR2, Class E, 3.765%
(1 Month LIBOR USD + 2.000%), 6/17/37 (c)(h)	9,462,000	9,506,842
Series 2018-SFR2, Class F, 4.015%
(1 Month LIBOR USD + 2.250%), 6/17/37 (c)(h)	31,520,000	31,584,559
Series 2018-SFR3, Class E, 3.766%
(1 Month LIBOR USD + 2.000%), 7/17/37 (c)(h)	21,580,000	21,682,984
Series 2018-SFR3, Class F, 4.016%
(1 Month LIBOR USD + 2.250%), 7/17/37 (c)(h)	20,000,000	20,041,760
JP Morgan Mortgage Acquisition Trust
Series 2005-OPT1, Class M6, 2.773%
(1 Month LIBOR USD + 1.065%), 6/25/35 (h)	2,018,640	1,822,479
Series 2006-CW1, Class M2, 1.998%
(1 Month LIBOR USD + 0.290%), 5/25/36 (h)	8,822,000	7,587,601
Series 2006-CH2, Class MV1, 1.918%
(1 Month LIBOR USD + 0.210%), 10/25/36 (h)	6,500,000	5,485,592
Series 2006-HE3, Class A3, 1.818%
(1 Month LIBOR USD + 0.110%), 11/25/36 (h)	7,230,425	6,687,114
Series 2006-HE3, Class A4, 1.868%
(1 Month LIBOR USD + 0.160%), 11/25/36 (h)	2,702,511	2,339,290
Series 2006-HE3, Class A5, 1.948%
(1 Month LIBOR USD + 0.240%), 11/25/36 (h)	6,989,252	6,096,053
JP Morgan Mortgage Trust
Series 2006-S4, Class A8, 2.088%
(1 Month LIBOR USD + 0.380%), 1/25/37 (h)	7,060,263	3,033,493
Series 2014-IVR6, Class 2A1, 2.500%, 7/25/44 (a)(c)	8,503,599	8,519,357
Series 2014-IVR6, Class B4, 3.031%, 7/25/44 (a)(c)	500,500	497,412
Series 2014-IVR3, Class B4, 3.149%, 9/25/44 (a)(c)	2,884,421	2,839,778
Series 2015-1, Class B2, 3.344%, 12/25/44 (a)(c)	4,478,640	4,475,374
Series 2015-1, Class B3, 3.344%, 12/25/44 (a)(c)	4,951,450	4,946,408
Series 2015-1, Class B4, 3.344%, 12/25/44 (a)(c)	4,695,349	4,689,886
Series 2015-5, Class B3, 3.232%, 5/25/45 (a)(c)	2,700,676	2,671,767
Series 2015-5, Class B4, 3.232%, 5/25/45 (a)(c)	3,112,000	3,038,439
Series 2018-7FRB, Class B1, 3.409%, 4/25/46 (a)(c)	6,843,843	6,875,521
Series 2018-7FRB, Class B2, 3.409%, 4/25/46 (a)(c)	2,893,356	2,847,172
Series 2018-7FRB, Class B3, 3.409%, 4/25/46 (a)(c)	1,080,710	1,059,951
Series 2017-2, Class AX3, 0.500%, 5/25/47 (a)(c)(g)	20,265,851	296,649
Series 2017-3, Class 1AX1, 0.440%, 8/25/47 (a)(c)(g)	134,931,864	1,855,077
Series 2018-1, Class AX1, 0.248%, 6/25/48 (a)(c)(g)	328,853,109	2,124,687
Series 2018-3, Class AX1, 0.267%, 9/25/48 (a)(c)(g)	63,344,532	470,606
Series 2018-3, Class B2, 3.767%, 9/25/48 (a)(c)	2,681,364	2,789,222

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
JP Morgan Mortgage Trust (Continued)
Series 2018-4, Class AX1, 0.284%, 10/25/48 (a)(c)(g)	$72,287,698	$537,900
Series 2017-5, Class B3, 3.161%, 10/26/48 (a)(c)	3,700,162	3,614,681
Series 2017-6, Class AX1, 0.330%, 12/25/48 (a)(c)(g)	139,603,881	1,767,099
Series 2018-6, Class 1AX1, 0.531%, 12/25/48 (a)(c)(g)	52,622,206	690,709
Series 2018-6, Class B2, 3.968%, 12/25/48 (a)(c)	1,210,435	1,256,366
Series 2018-8, Class AX1, 0.215%, 1/25/49 (a)(c)(g)	68,960,078	251,084
Series 2019-1, Class AX1, 0.223%, 5/25/49 (a)(c)(g)	141,149,369	475,151
Series 2019-3, Class B2, 4.766%, 9/25/49 (a)(c)	5,687,298	6,099,790
Series 2019-3, Class B3, 4.766%, 9/25/49 (a)(c)	4,792,534	5,099,059
Series 2019-3, Class B4, 4.766%, 9/25/49 (a)(c)	3,258,369	3,268,027
Series 2019-3, Class B5, 4.766%, 9/25/49 (a)(c)	775,000	696,842
Series 2019-3, Class B6, 4.766%, 9/25/49 (a)(c)	1,936,702	1,363,890
Series 2019-HYB1, Class B3, 4.000%, 10/25/49 (a)(c)	2,946,417	3,022,132
Series 2019-5, Class B3, 4.463%, 11/25/49 (a)(c)	8,526,816	8,918,804
Series 2019-5, Class B4, 4.463%, 11/25/49 (a)(c)	4,421,202	4,367,332
Series 2019-5, Class B5, 4.463%, 11/25/49 (a)(c)	1,263,342	1,131,042
Series 2019-5, Class B6, 4.463%, 11/25/49 (a)(c)	4,136,930	2,649,734
Series 2019-6, Class AX1, 0.266%, 12/25/49 (a)(c)(g)	143,517,025	732,425
JP Morgan Seasoned Mortgage Trust
Series 2014-1, Class B2, 2.724%, 5/25/33 (a)(c)	6,994,455	6,861,637
Series 2014-1, Class B3, 2.724%, 5/25/33 (a)(c)	5,392,110	5,272,941
Lehman Mortgage Trust
Series 2005-2, Class 2A1, 2.388%
(1 Month LIBOR USD + 0.680%), 12/25/35 (h)	2,008,033	1,498,410
Series 2008-4, Class A1, 2.088%
(1 Month LIBOR USD + 0.380%), 1/25/37 (h)	41,144,687	17,576,031
Series 2006-9, Class 1A5, 2.308%
(1 Month LIBOR USD + 0.600%), 1/25/37 (h)	5,175,486	3,698,146
Lehman XS Trust
Series 2007-6, Class 3A1, 1.868%
(1 Month LIBOR USD + 0.160%), 5/25/37 (h)	2,504,072	2,472,477
Series 2007-6, Class 3A2, 4.656%, 5/25/37 (l)	4,299,702	4,376,392
Series 2007-6, Class 3A5, 4.656%, 5/25/37 (l)	143,354	142,327
Series 2006-9, Class A1C, 2.228%
(1 Month LIBOR USD + 0.260%), 5/25/46 (h)	5,068,429	4,740,687
Long Beach Mortgage Loan Trust
Series 2006-8, Class 1A, 1.858%
(1 Month LIBOR USD + 0.150%), 9/25/36 (h)	3,875,076	2,853,732
Series 2006-11, Class 1A, 1.868%
(1 Month LIBOR USD + 0.160%), 12/25/36 (h)	12,038,101	9,063,976
LSTAR Securities Investment Ltd.
Series 2019-3, Class A2, 4.281%
(1 Month LIBOR USD + 2.500%), 4/1/24 (c)(h)	5,550,000	5,584,108

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
LSTAR Securities Investment Ltd. (Continued)
Series 2019-4, Class A2, 4.281%
(1 Month LIBOR USD + 2.500%), 5/1/24 (c)(h)	$13,200,000	$13,268,517
Series 2019-5, Class A2, 4.203%
(1 Month LIBOR USD + 2.500%), 11/1/24 (c)(e)(h)	23,000,000	23,000,000
LSTAR Securities Investment Trust
Series 2019-1, Class A2, 4.381%
(1 Month LIBOR USD + 2.600%), 3/1/24 (c)(h)	17,000,000	17,059,517
Series 2019-2, Class A2, 4.281%
(1 Month LIBOR USD + 2.500%), 4/1/24 (c)(h)	12,300,000	12,340,637
MASTR Asset Backed Securities Trust
Series 2003-WMC2, Class M5, 7.708%
(1 Month LIBOR USD + 6.000%), 8/25/33 (h)	218,383	213,171
Series 2005-WF1, Class M7, 3.433%
(1 Month LIBOR USD + 1.725%), 6/25/35 (h)	917,217	929,153
Series 2006-HE2, Class A3, 2.008%
(1 Month LIBOR USD + 0.150%), 6/25/36 (h)	7,850,983	4,538,052
Series 2006-NC2, Class A5, 1.948%
(1 Month LIBOR USD + 0.240%), 8/25/36 (h)	1,931,367	1,038,248
Series 2007-WMC1, Class A2, 1.758%
(1 Month LIBOR USD + 0.050%), 1/25/37 (h)	3,523,941	1,414,760
Series 2007-WMC1, Class A3, 1.808%
(1 Month LIBOR USD + 0.100%), 1/25/37 (h)	5,148,398	2,086,271
Series 2007-WMC1, Class A1, 1.853%
(1 Month LIBOR USD + 0.145%), 1/25/37 (h)	17,224,841	7,536,714
Series 2007-WMC1, Class A4, 1.868%
(1 Month LIBOR USD + 0.160%), 1/25/37 (h)	6,659,435	2,728,602
MASTR Reperforming Loan Trust
Series 2006-2, Class 1A1, 4.363%, 5/25/36 (a)(c)	8,690,744	8,415,299
Merrill Lynch Mortgage Investors Trust
Series 2005-AR1, Class M2, 2.713%
(1 Month LIBOR USD + 1.005%), 6/25/36 (h)	2,556,703	2,327,390
Mill City Mortgage Loan Trust
Series 2019-1, Class B1, 3.500%, 10/25/69 (a)(c)	2,245,863	2,177,119
Morgan Stanley ABS Capital I Inc. Trust
Series 2006-HE4, Class A3, 2.008%
(1 Month LIBOR USD + 0.150%), 6/25/36 (h)	6,023,270	4,222,062
Series 2006-HE4, Class A4, 2.188%
(1 Month LIBOR USD + 0.240%), 6/25/36 (h)	14,991,099	10,703,516
Series 2006-WMC2, Class A2C, 2.008%
(1 Month LIBOR USD + 0.150%), 7/25/36 (h)	6,130,969	3,208,864
Series 2007-NC1, Class A2B, 1.808%
(1 Month LIBOR USD + 0.100%), 11/25/36 (h)	3,161,929	1,999,773

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Morgan Stanley ABS Capital I Inc. Trust (Continued)
Series 2007-NC1, Class A1, 1.838%
(1 Month LIBOR USD + 0.130%), 11/25/36 (h)	$10,121,405	$6,081,572
Series 2007-NC1, Class A2D, 1.928%
(1 Month LIBOR USD + 0.220%), 11/25/36 (h)	4,727,480	2,770,116
Series 2007-HE5, Class A2B, 1.888%
(1 Month LIBOR USD + 0.180%), 3/25/37 (h)	2,011,244	1,091,635
New Century Home Equity Loan Trust
Series 2006-2, Class A2C, 1.958%
(1 Month LIBOR USD + 0.250%), 8/25/36 (h)	8,092,000	7,478,979
New Residential Mortgage LLC
Series 2018-FNT1, Class E, 4.890%, 5/25/23 (c)(e)	1,070,442	1,071,554
Series 2018-FNT2, Class E, 5.120%, 7/25/54 (c)	3,136,391	3,135,411
New Residential Mortgage Loan Trust
Series 2015-1A, Class B3, 5.372%, 5/28/52 (a)(c)	3,132,560	3,309,880
Series 2014-1A, Class B1IO, 1.059%, 1/25/54 (a)(c)(g)	367,201	11,337
Series 2014-3A, Class B1, 4.750%, 11/25/54 (a)(c)	999,008	1,069,504
Series 2017-5A, Class B2, 3.208%
(1 Month LIBOR USD + 1.500%), 6/25/57 (c)(h)	3,714,062	3,741,263
Series 2017-5A, Class B3, 4.464%, 6/25/57 (a)(c)(e)	1,873,273	1,940,336
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP3, Class A3, 5.318%, 8/25/35 (a)	388,724	253,644
Oaktown Re III Ltd.
Series 2019-1A, Class M2, 4.258%
(1 Month LIBOR USD + 2.550%), 7/25/29 (c)(h)	1,750,000	1,758,927
Ocwen Residential MBS Corp.
Series 1998-R2, Class AP, 2.339%, 11/25/34 (a)(c)	55,541	15,545
Option One Mortgage Loan Trust
Series 2007-HL1, Class 2A2, 1.958%
(1 Month LIBOR USD + 0.250%), 2/25/38 (h)	537,800	471,057
Preston Ridge Partners Mortgage Trust
Series 2017-3A, Class A1, 3.470%, 11/25/22 (a)(c)	135,009	135,506
Series 2018-1A, Class A1, 3.750%, 4/25/23 (a)(c)	74,248	74,541
Series 2018-1A, Class A2, 5.000%, 4/25/23 (a)(c)	1,000,000	1,005,309
Series 2018-2A, Class A1, 4.000%, 8/25/23 (a)(c)	75,463	75,571
Series 2018-2A, Class A2, 5.000%, 8/25/23 (a)(c)	500,000	500,399
Series 2018-3A, Class A1, 4.483%, 10/25/23 (a)(c)	1,703,270	1,719,048
Series 2018-3A, Class A2, 5.808%, 10/25/23 (a)(c)	1,000,000	1,019,056
Series 2019-2A, Class A2, 5.438%, 4/25/24 (c)(k)	2,500,000	2,544,100
Series 2019-3A, Class A1, 3.351%, 7/25/24 (c)(k)	3,340,709	3,369,319
Series 2019-3A, Class A2, 4.458%, 7/25/24 (c)(k)	10,000,000	10,076,182
Series 2019-GS1, Class A2, 4.750%, 10/25/24 (a)(c)	618,052	618,652

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Pretium Mortgage Credit Partners I, LLC
Series 2018-NPL4, Class A1, 4.826%, 9/25/58 (c)(k)	$1,666,544	$1,680,501
Series 2019-NPL3, Class A2, 4.581%, 7/27/59 (c)(k)	4,000,000	4,000,052
Series 2019-NPL1, Class A2, 5.927%, 7/25/60 (c)(k)	400,000	404,423
Progress Residential Trust
Series 2015-SFR3, Class F, 6.643%, 11/12/32 (c)	14,046,000	14,048,781
Series 2017-SFR1, Class F, 5.350%, 8/17/34 (c)	5,475,000	5,644,161
Series 2017-SFR2, Class F, 4.836%, 12/17/34 (c)	2,750,000	2,791,207
Series 2018-SFR1, Class E, 4.380%, 3/17/35 (c)	2,000,000	2,027,520
Series 2018-SFR1, Class F, 4.778%, 3/17/35 (c)	1,435,000	1,462,325
Series 2019-SFR1, Class E, 4.466%, 8/17/35 (c)	3,000,000	3,098,583
Series 2018-SFR2, Class E, 4.656%, 8/17/35 (c)	5,750,000	5,909,986
Series 2018-SFR2, Class F, 4.953%, 8/17/35 (c)	4,150,000	4,250,698
Series 2019-SFR1, Class F, 5.061%, 8/17/35 (c)	7,004,000	7,260,835
Series 2018-SFR3, Class E, 4.873%, 10/17/35 (c)	10,500,000	10,857,495
Series 2018-SFR3, Class F, 5.368%, 10/17/35 (c)	12,000,000	12,418,423
Series 2019-SFR2, Class F, 4.837%, 5/17/36 (c)	8,000,000	8,210,827
Series 2019-SFR3, Class F, 3.867%, 9/17/36 (c)	3,000,000	2,976,256
RAAC Series Trust
Series 2004-SP1, Class AI3, 6.118%, 3/25/34 (l)	11,029	11,241
RALI Series Trust
Series 2006-QS6, Class 1AV, 0.761%, 6/25/36 (a)(g)	9,557,627	250,267
Series 2006-QS6, Class 1A11, 2.408%
(1 Month LIBOR USD + 0.700%), 6/25/36 (h)	4,218,463	3,497,251
Series 2007-QS1, Class 1A5, 2.258%
(1 Month LIBOR USD + 0.550%), 1/25/37 (h)	7,118,544	5,555,780
Series 2006-QO6, Class A1, 1.888%
(1 Month LIBOR USD + 0.180%), 6/25/46 (h)	3,231,188	1,269,803
RAMP Series Trust
Series 2005-EFC6, Class M4, 2.593%
(1 Month LIBOR USD + 0.885%), 11/25/35 (h)	3,000,000	2,785,932
Series 2007-RS1, Class A3, 1.878%
(1 Month LIBOR USD + 0.170%), 2/25/37 (h)	13,362,841	7,695,424
Series 2007-RS1, Class A4, 1.988%
(1 Month LIBOR USD + 0.280%), 2/25/37 (h)	10,547,597	2,981,438
RBSSP Resecuritization Trust
Series 2009-7, Class 9A3, 5.000%, 9/26/36 (a)(c)	1,507,446	1,099,160
Series 2009-7, Class 6A2, 6.500%, 10/26/36 (a)(c)	741,479	695,962
RCO V Mortgage LLC
Series 2018-2, Class A2, 5.926%, 10/25/23 (c)(k)	1,292,000	1,287,775
Reperforming Loan REMIC Trust
Series 2005-R1, Class 1AF1, 2.068%
(1 Month LIBOR USD + 0.360%), 3/25/35 (c)(h)	3,251,038	3,032,795

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Reperforming Loan REMIC Trust (Continued)
Series 2006-R1, Class AF1, 2.048%
(1 Month LIBOR USD + 0.340%), 1/25/36 (c)(h)	$4,183,901	$4,097,407
Residential Accredit Loans, Inc. Series Trust
Series 2005-QS13, Class 2A1, 2.408%
(1 Month LIBOR USD + 0.700%), 9/25/35 (h)	5,845,444	4,933,082
Series 2006-QS6, Class 1A9, 2.308%
(1 Month LIBOR USD + 0.600%), 6/25/36 (h)	5,160,979	4,219,473
Series 2008-QR1, Class 2A1, 2.208%
(1 Month LIBOR USD + 0.500%), 9/25/36 (h)	2,888,545	2,353,191
Series 2006-QS18, Class 1A1, 2.308%
(1 Month LIBOR USD + 0.600%), 12/25/36 (h)	5,290,502	4,227,392
Residential Funding Securities Corp.
Series 2002-RP1, Class A1, 2.568%
(1 Month LIBOR USD + 0.860%), 3/25/33 (c)(h)	751,106	702,192
Seasoned Credit Risk Transfer Trust
Series 2016-1, Class M1, 3.000%, 9/25/55 (a)(c)	1,025,000	1,002,788
Series 2017-1, Class M2, 4.000%, 1/25/56 (a)(c)	4,450,000	4,373,907
Series 2017-3, Class M2, 4.750%, 7/25/56 (a)(c)	9,975,000	9,978,992
Series 2017-2, Class M2, 4.000%, 8/25/56 (a)(c)	7,200,000	7,183,004
Series 2018-1, Class M, 4.750%, 5/25/57 (a)	6,225,000	6,295,454
Series 2018-3, Class M, 4.750%, 8/25/57 (a)(c)	11,023,000	10,752,033
Series 2018-2, Class XSIO, 0.065%, 11/25/57 (a)(g)	647,740,843	2,135,342
Series 2018-2, Class M, 4.750%, 11/25/57	7,475,000	7,354,025
Series 2018-4, Class M, 4.750%, 3/25/58 (c)	9,000,000	8,902,674
Series 2019-1, Class M, 4.750%, 7/25/58 (a)(c)	3,000,000	3,005,406
Series 2019-2, Class M, 4.750%, 8/25/58 (a)(c)	2,000,000	1,994,088
Series 2019-3, Class M, 4.750%, 10/25/58 (a)	4,000,000	4,127,397
Series 2019-4, Class M, 4.500%, 2/25/59 (a)(c)	10,000,000	10,082,338
Securitized Asset Backed Receivables LLC Trust
Series 2006-FR3, Class A3, 2.208%
(1 Month LIBOR USD + 0.250%), 5/25/36 (h)	1,829,813	1,173,141
Sequoia Mortgage Trust
Series 2016-1, Class AIO1, 0.322%, 6/25/46 (a)(c)(g)	103,078,163	950,484
Series 2017-1, Class AIO3, 0.500%, 2/25/47 (a)(c)(g)	14,595,928	214,853
Series 2018-7, Class AIO1, 0.233%, 9/25/48 (a)(c)(g)	177,884,101	1,457,698
Series 2019-3, Class B3, 4.125%, 9/25/49 (a)(c)	1,510,590	1,514,137
Series 2019-4, Class B3, 3.803%, 11/25/49 (a)(c)	1,794,538	1,783,808
Shellpoint Co-Originator Trust
Series 2017-1, Class AX1, 0.182%, 4/25/47 (a)(c)(g)	197,831,580	1,599,983
Soundview Home Loan Trust
Series 2006-OPT1, Class M1, 2.053%
(1 Month LIBOR USD + 0.345%), 3/25/36 (h)	3,750,000	3,271,653
Series 2006-OPT4, Class M1, 1.988%
(1 Month LIBOR USD + 0.280%), 6/25/36 (h)	2,045,285	1,504,720

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Soundview Home Loan Trust (Continued)
Series 2006-OPT3, Class M1, 2.018%
(1 Month LIBOR USD + 0.310%), 6/25/36 (h)	$3,659,260	$2,867,396
Series 2006-OPT5, Class 2A4, 1.948%
(1 Month LIBOR USD + 0.240%), 7/25/36 (h)	10,000,000	9,455,359
Series 2006-WF1, Class A4, 1.988%
(1 Month LIBOR USD + 0.280%), 10/25/36 (h)	1,455,029	1,455,273
Starwood Waypoint Homes Trust
Series 2017-1, Class E, 4.365%
(1 Month LIBOR USD + 2.600%), 1/17/35 (c)(h)	7,431,000	7,450,286
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-21, Class 3A1, 3.585%, 11/25/35 (a)	65,813	62,785
Structured Asset Investment Loan Trust
Series 2003-BC9, Class M1, 2.758%
(1 Month LIBOR USD + 1.050%), 8/25/33 (h)	679,983	686,306
Terwin Mortgage Trust
Series 2004-4SL, Class B3, 8.000%, 3/25/34 (a)(c)	198,921	184,867
Towd Point Asset Funding, LLC
Series 2019-HE1, Class M1, 2.808%
(1 Month LIBOR USD + 1.100%), 4/25/48 (c)(h)	8,264,629	8,338,067
Series 2019-HE1, Class M2, 3.458%
(1 Month LIBOR USD + 1.750%), 4/25/48 (c)(h)	4,461,000	4,523,044
Towd Point Mortgage Trust
Series 2019-HY1, Class B1, 3.858%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(h)	3,350,000	3,427,790
Series 2019-HY1, Class B2, 3.858%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(h)	11,339,000	11,356,643
Series 2019-HY1, Class XA, 5.000%, 10/25/48 (a)(c)	9,073,575	9,086,106
Series 2015-1, Class B1, 3.955%, 10/25/53 (a)(c)	2,000,000	2,051,753
Series 2015-3, Class B3, 4.272%, 3/25/54 (a)(c)	2,000,000	2,091,711
Series 2016-1, Class B3, 4.299%, 2/25/55 (a)(c)	2,000,000	2,070,246
Series 2015-5, Class B3, 4.018%, 5/25/55 (a)(c)	2,000,000	2,095,324
Series 2016-3, Class B3, 4.143%, 4/25/56 (a)(c)	5,000,000	5,251,686
Series 2016-4, Class B3, 4.020%, 7/25/56 (a)(c)	7,019,000	7,330,039
Series 2016-5, Class B2, 3.797%, 10/25/56 (a)(c)	6,500,000	6,730,550
Series 2016-5, Class B3, 3.797%, 10/25/56 (a)(c)	2,750,000	2,787,546
Series 2017-1, Class B3, 3.996%, 10/25/56 (a)(c)	2,750,000	2,757,177
Series 2017-5, Class M2, 3.208%
(1 Month LIBOR USD + 1.500%), 2/25/57 (c)(h)	20,472,000	20,955,712
Series 2017-5, Class B1, 3.508%
(1 Month LIBOR USD + 1.800%), 2/25/57 (c)(h)	10,625,000	11,063,264
Series 2017-5, Class B2, 3.808%
(1 Month LIBOR USD + 2.100%), 2/25/57 (c)(h)	6,641,000	7,013,176

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Towd Point Mortgage Trust (Continued)
Series 2017-5, Class B3, 4.208%
(1 Month LIBOR USD + 2.500%), 2/25/57 (c)(h)	$5,415,000	$5,516,418
Series 2017-2, Class B3, 4.171%, 4/25/57 (a)(c)	5,000,000	5,195,632
Series 2017-3, Class B3, 4.035%, 7/25/57 (a)(c)	5,000,000	5,109,344
Series 2018-6, Class B2, 3.843%, 3/25/58 (a)(c)	2,750,000	2,702,846
Series 2019-1, Class B2, 3.911%, 3/25/58 (a)(c)	4,000,000	3,940,336
Series 2019-HY2, Class M2, 3.608%
(1 Month LIBOR USD + 2.250%), 5/25/58 (c)(h)	9,851,000	10,023,954
Series 2019-HY2, Class B1, 3.958%
(1 Month LIBOR USD + 2.250%), 5/25/58 (c)(h)	8,639,000	8,576,805
Series 2019-HY2, Class B2, 3.958%
(1 Month LIBOR USD + 1.900%), 5/25/58 (c)(h)	3,500,000	3,550,984
Series 2018-3, Class B2, 4.066%, 5/25/58 (a)(c)	1,750,000	1,719,764
Series 2018-4, Class B2, 3.338%, 6/25/58 (a)(c)	1,750,000	1,658,790
Series 2018-5, Class B2, 3.529%, 7/25/58 (a)(c)	1,750,000	1,673,778
Series 2018-SJ1, Class M1, 4.500%, 10/25/58 (a)(c)	4,810,500	5,004,190
Series 2018-SJ1, Class M2, 4.750%, 10/25/58 (a)(c)	10,000,000	10,464,241
Series 2018-SJ1, Class B1, 5.250%, 10/25/58 (a)(c)	10,000,000	10,503,443
Series 2019-SJ1, Class M1, 4.400%, 11/25/58 (a)(c)	5,606,000	5,826,969
Series 2019-SJ2, Class M2, 4.750%, 11/25/58 (a)(c)	12,000,000	12,440,767
Series 2019-SJ1, Class M2, 4.750%, 11/25/58 (a)(c)	10,438,000	10,862,563
Series 2019-SJ1, Class A2, 5.000%, 11/25/58 (a)(c)	15,559,316	15,621,864
Series 2019-SJ1, Class B1, 5.000%, 11/25/58 (a)(c)	10,466,000	10,965,214
Series 2019-SJ2, Class B1, 5.000%, 11/25/58 (a)(c)	13,052,000	13,714,932
Series 2019-2, Class M2, 3.750%, 12/25/58 (a)(c)	2,000,000	2,049,355
Series 2019-3, Class M2, 4.250%, 2/25/59 (a)(c)	4,238,000	4,564,359
Series 2019-HY3, Class M2, 3.408%
(1 Month LIBOR USD + 1.700%), 10/25/59 (c)(h)	10,115,000	10,231,514
Series 2019-HY3, Class B1, 3.708%
(1 Month LIBOR USD + 2.000%), 10/25/59 (c)(h)	5,514,000	5,543,886
Series 2019-HY3, Class B2, 3.708%
(1 Month LIBOR USD + 2.000%), 10/25/59 (c)(h)	4,130,000	4,032,992
Series 2015-2, Class 1B3, 3.792%, 11/25/60 (a)(c)	2,000,000	2,044,439
Tricon American Homes Trust
Series 2016-SFR1, Class F, 5.769%, 11/17/33 (c)	13,343,000	13,751,336
Series 2017-SFR1, Class E, 4.011%, 9/17/34 (c)	750,000	759,300
Series 2017-SFR1, Class F, 5.151%, 9/17/34 (c)	26,246,000	27,049,059
Series 2017-SFR2, Class F, 5.104%, 1/17/36 (c)	10,125,000	10,587,146
Series 2018-SFR1, Class E, 4.564%, 5/17/37 (c)	6,250,000	6,558,400
Series 2018-SFR1, Class F, 4.960%, 5/17/37 (c)	6,500,000	6,836,772
Vericrest Opportunity Loan Trust
Series 2019-NPL2, Class A2, 6.292%, 2/25/49 (c)(k)	1,500,000	1,515,165
Series 2019-NPL3, Class A2, 6.170%, 3/25/49 (c)(k)	1,000,000	1,012,150

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Vericrest Opportunity Loan Trust (Continued)
Series 2019-NPL4, Class A1B, 4.150%, 8/25/49 (c)(k)	$4,000,000	$3,996,656
Series 2019-NPL4, Class A2, 5.438%, 8/25/49 (c)(k)	2,000,000	1,997,966
Series 2019-NPL5, Class A1B, 4.250%, 9/25/49 (c)(k)	2,000,000	2,002,397
Series 2019-NPL5, Class A2, 5.194%, 9/25/49 (c)(k)	1,800,000	1,802,242
Series 2019-NPL7, Class A1A, 3.179%, 10/25/49 (c)(k)	6,545,091	6,549,998
Series 2019-NPL7, Class A1B, 3.967%, 10/25/49 (c)(k)	3,250,000	3,247,486
Series 2019-NPL7, Class A2, 5.193%, 10/25/49 (c)(k)	7,894,000	7,890,241
Series 2019-NPL8, Class A1A, 3.278%, 11/25/49 (c)(k)	5,483,168	5,489,793
Series 2019-NPL8, Class A1B, 4.090%, 11/25/49 (c)(k)	2,500,000	2,504,678
Series 2019-NPL8, Class A2, 5.193%, 11/25/49 (c)(k)	6,000,000	6,011,924
Verus Securitization Trust
Series 2018-1, Class B1, 3.801%, 1/25/58 (a)(c)	2,000,000	2,011,639
Series 2018-3, Class B1, 5.694%, 10/25/58 (a)(c)	4,000,000	4,101,160
Series 2019-1, Class B1, 5.311%, 2/25/59 (a)(c)	214,000	219,181
Series 2019-2, Class B1, 4.437%, 5/25/59 (a)(c)(k)	1,577,000	1,601,166
Series 2019-INV2, Class B1, 4.452%, 7/25/59 (a)(c)(k)	500,000	500,870
Series 2019-4, Class B1, 3.860%, 11/25/59 (a)(c)(k)	1,579,000	1,590,679
Series 2019-INV3, Class B2, 4.791%, 11/25/59 (a)(c)(e)(k)	650,000	649,990
VOLT LXII LLC
Series 2017-NPL9, Class A2, 4.625%, 9/25/47 (c)(k)	2,851,485	2,859,036
VOLT LXIV LLC
Series 2017-NPL11, Class A1, 3.375%, 10/25/47 (c)(k)	2,360,994	2,372,209
VOLT LXXII LLC
Series 2018-NPL8, Class A1B, 4.655%, 10/26/48 (c)(k)	2,000,000	2,016,722
VOLT LXXV LLC
Series 2019-NPL1, Class A1B, 4.826%, 1/25/49 (c)(k)	13,324,000	13,420,627
VOLT LXXX LLC
Series 2019-NPL6, Class A1A, 3.228%, 10/25/49 (c)(k)	7,797,785	7,823,434
Series 2019-NPL6, Class A1B, 4.090%, 10/25/49 (c)(k)	8,385,000	8,435,416
Series 2019-NPL6, Class A2, 5.071%, 10/25/49 (c)(k)	2,250,000	2,259,904
VOLT LXXXIII LLC
Series 2019-NPL9, Class A1B, 4.090%, 11/26/49 (c)(k)	3,000,000	3,001,488
Series 2019-NPL9, Class A2, 4.949%, 11/26/49 (c)(k)	4,500,000	4,506,993
VOLT LXXXIV LLC
Series 2019-NPL10, Class A1B, 3.967%, 12/27/49 (c)(k)	5,700,000	5,704,267
Series 2019-NPL10, Class A2, 4.704%, 12/27/49 (c)(k)	4,500,000	4,503,364
WaMu Asset-Backed Certificates WaMu Series Trust
Series 2007-HE1, Class 2A3, 1.858%
(1 Month LIBOR USD + 0.150%), 1/25/37 (h)	3,520,781	2,130,070
Series 2007-HE2, Class 2A1, 1.808%
(1 Month LIBOR USD + 0.100%), 2/25/37 (h)	21,893,715	8,988,015
Series 2007-HE2, Class 2A2, 1.898%
(1 Month LIBOR USD + 0.190%), 4/25/37 (h)	9,193,583	4,835,552

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
WaMu Asset-Backed Certificates WaMu Series Trust (Continued)
Series 2007-HE2, Class 2A3, 1.958%
(1 Month LIBOR USD + 0.250%), 4/25/37 (h)	$13,086,951	$6,846,734
Series 2007-HE4, Class 2A4, 1.958%
(1 Month LIBOR USD + 0.250%), 7/25/47 (h)	4,553,602	3,205,892
WaMu Mortgage Pass-Through Certificates
Series 2006-AR14, Class 1A3, 3.268%, 11/25/36 (a)	2,668,046	2,587,027
Series 2006-AR18, Class 1A1, 3.451%, 1/25/37 (a)	1,472,635	1,421,774
Series 2005-AR6, Class B1, 2.608%
(1 Month LIBOR USD + 0.900%), 4/25/45 (h)	4,377,575	3,240,751
Series 2005-AR11, Class B1, 2.623%
(1 Month LIBOR USD + 0.610%), 8/25/45 (h)	12,825,346	12,038,184
Series 2005-AR13, Class B1, 2.608%
(1 Month LIBOR USD + 0.600%), 10/25/45 (h)	8,138,194	7,704,169
Series 2005-AR17, Class X, 1.300%, 12/25/45 (a)(g)	54,049,707	2,510,993
Series 2005-AR17, Class A1B3, 2.408%
(1 Month LIBOR USD + 0.350%), 12/25/45 (h)	2,395,673	2,352,871
Series 2005-AR17, Class A1C4, 2.508%
(1 Month LIBOR USD + 0.400%), 12/25/45 (h)	5,097,577	3,824,645
Series 2005-AR17, Class A1B2, 2.528%
(1 Month LIBOR USD + 0.410%), 12/25/45 (h)	727,521	716,554
Series 2006-AR5, Class A1A, 3.316%
(12 Month US Treasury Average + 0.990%), 6/25/46 (h)	1,546,289	1,539,089
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-4, Class 1A5, 7.000%, 6/25/37	6,538,770	4,348,600
Series 2006-AR9, Class 2A, 3.166%
(12 Month US Treasury Average + 0.840%), 11/25/46 (h)	4,452,227	4,089,308
Series 2007-OA1, Class A1, 3.036%
(12 Month US Treasury Average + 0.710%), 12/25/46 (h)	4,248,334	4,068,737
Wells Fargo Mortgage Backed Securities
Series 2018-1, Class AIO1, 0.197%, 7/25/47 (a)(c)(g)	137,871,690	739,723
Total Residential Mortgage-Backed Securities –
Non-Agency (cost $1,685,887,197)		1,658,385,691

PRIVATE PLACEMENT PARTICIPATION AGREEMENTS – 0.3%
BasePoint – BP SLL Trust, Series SPL-III,
9.500%, 12/31/20 (d)(e)	6,077,217	6,077,217
CCTC Acquisition Partners LLC,
Convertible Promissory Note
12.000%, 2/8/20 (e)(f)(i)	749,058	828,308
Total Private Placement Participation Agreements
(cost $6,826,275)		6,905,525

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Shares	Value
MONEY MARKET FUND – 1.5%
First American Government
Obligations Fund – Class Z, 1.52% (b)	35,535,560	$35,535,560
Total Money Market Fund (cost $35,535,560)		35,535,560
Total Investments (cost $2,350,345,586) – 99.9%		2,326,477,915
Other Assets less Liabilities – 0.1%		1,779,572
TOTAL NET ASSETS – 100.0%		$2,328,257,487

(a)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2019.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2019.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2019, the value of these investments was $1,648,871,783 or 70.8% of total net assets.

(d)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of  Basepoint – BP SLL Trust, Series SPL-III.  As of November 30, 2019, the value of this investment was $6,077,217 or 0.3% of total net assets. The security was acquired from October 2017 to November 2019 at a cost of $6,077,217.

(e)
Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust.  Value determined using significant unobservable inputs. As of November 30, 2019, the total value of fair valued securities was $47,825,871 or 2.1% of total net assets.

(f)	Non-income producing.
(g)	Interest only security.
(h)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2019.
(i)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of CCTC Acquisition Partners LLC.  As of November 30, 2019, the value of this investment was $828,308 or 0.0% of total net assets. The security was acquired in February 2018 at a cost of $749,058.

(j)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(k)	Step-up bond. The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of November 30, 2019.
(l)
Step-up bond. The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans.  The interest rate shown is the rate in effect as of November 30, 2019.

FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddi Mac K Series
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019

	Principal
	Amount	Value
ASSET-BACKED SECURITIES – AGENCY – 0.0%
Small Business Administration Participation Certificates
Series 2012-10E, Class 1, 0.980%, 9/1/22	$77	$76
Total Asset-Backed Securities – Agency (cost $76)		76

ASSET-BACKED SECURITIES – NON-AGENCY – 14.7%
ACC Trust
Series 2018-1, Class A, 3.700%, 12/21/20 (c)	33,538	33,557
American Credit Acceptance Receivables Trust
Series 2016-4, Class D, 4.110%, 4/12/23 (c)	250,000	251,667
Series 2017-1, Class E, 5.440%, 3/13/24 (c)	2,500,000	2,557,708
American Express Credit Account Master Trust
Series 2017-5, Class A, 2.145%
(1 Month LIBOR USD + 0.380%), 2/18/25 (f)	1,250,000	1,253,338
Barclays Dryrock Issuance Trust
Series 2017-1, Class A, 2.095%
(1 Month LIBOR USD + 0.330%), 3/15/23 (f)	1,000,000	1,000,875
Series 2017-2, Class A, 2.065%
(1 Month LIBOR USD + 0.300%), 5/15/23 (f)	1,000,000	1,000,964
Series 2018-1, Class A, 2.095%
(1 Month LIBOR USD + 0.330%), 7/15/24 (f)	1,000,000	1,000,398
Capital One Multi-Asset Execution Trust
Series 2018-A2, Class A2, 2.115%
(1 Month LIBOR USD + 0.350%), 3/16/26 (f)	670,000	669,705
Carvana Auto Receivables Trust
Series 2019-3A, Class D, 3.040%, 4/15/25 (c)	1,500,000	1,509,586
Cazenovia Creek Funding II LLC
Series 2018-1A, Class A, 3.561%, 7/15/30 (c)	1,139,695	1,148,488
CPS Auto Trust
Series 2016-D, Class D, 4.530%, 1/17/23 (c)	925,000	942,764
Drive Auto Receivables Trust
Series 2017-1, Class D, 3.840%, 3/15/23	1,940,000	1,961,118
Series 2016-CA, Class D, 4.180%, 3/15/24 (c)	1,998,411	2,025,507
Series 2018-1, Class D, 3.810%, 5/15/24	2,000,000	2,032,178
Series 2017-BA, Class E, 5.300%, 7/15/24 (c)	2,000,000	2,063,842
Series 2018-2, Class D, 4.140%, 8/15/24	2,000,000	2,045,259
Series 2018-3, Class C, 3.720%, 9/16/24	2,500,000	2,523,033
Series 2019-2, Class D, 3.690%, 8/17/26	1,000,000	1,031,948
Series 2019-4, Class D, 2.700%, 2/16/27	1,000,000	1,003,411
DT Auto Owner Trust
Series 2017-3A, Class C, 3.010%, 5/15/23 (c)	85,713	85,782
Series 2016-3A, Class D, 4.520%, 6/15/23 (c)	168,368	169,191

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
DT Auto Owner Trust (Continued)
Series 2018-2A, Class C, 3.670%, 3/15/24 (c)	$500,000	$505,811
Series 2017-4A, Class E, 5.150%, 11/15/24 (c)	2,500,000	2,583,586
Series 2019-2A, Class D, 3.480%, 2/18/25 (c)	500,000	509,836
Series 2019-4A, Class D, 2.850%, 7/15/25 (c)	2,500,000	2,502,760
First Investors Auto Owner Trust
Series 2016-2A, Class D, 3.350%, 11/15/22 (c)	2,500,000	2,524,204
Flagship Credit Auto Trust
Series 2015-3, Class D, 7.120%, 11/15/22 (c)	2,500,000	2,571,742
Series 2017-3, Class D, 3.730%, 9/15/23 (c)	1,000,000	1,018,538
Ford Credit Floorplan Master Owner Trust
Series 2018-1, Class A2, 2.045%
(1 Month LIBOR USD + 0.280%), 5/15/23 (f)	1,250,000	1,250,052
Series 2018-3, Class A2, 2.165%
(1 Month LIBOR USD + 0.400%), 10/15/23 (f)	1,250,000	1,250,346
GLS Auto Receivables Trust
Series 2017-1A, Class B, 2.980%, 12/15/21 (c)	199,648	200,006
Series 2018-1A, Class A, 2.820%, 7/15/22 (c)	66,590	66,773
Series 2019-2A, Class C, 3.540%, 2/18/25 (c)	2,000,000	2,048,889
GMF Floorplan Owner Revolving Trust
Series 2018-4, Class A2, 2.175%
(1 Month LIBOR USD + 0.410%), 9/15/23 (c)(f)	1,000,000	999,839
Gracechurch Card Funding Plc
Series 2018-1A, Class A, 2.165%
(1 Month LIBOR USD + 0.400%), 7/15/22 (c)(f)	1,600,000	1,600,814
NextGear Floorplan Master Owner Trust
Series 2018-2A, Class A1, 2.365%
(1 Month LIBOR USD + 0.600%), 10/15/23 (c)(f)	1,000,000	1,002,298
Prestige Auto Receivables Trust
Series 2016-2A, Class D, 3.910%, 11/15/22 (c)	1,085,000	1,096,971
Series 2017-1A, Class D, 3.610%, 10/16/23 (c)	2,055,000	2,099,134
Santander Drive Auto Receivables Trust
Series 2018-2, Class C, 3.350%, 7/17/23	1,205,000	1,217,163
SLM Private Credit Student Loan Trust
Series 2003-C, Class A5, 2.930%
(28 Day Auction Rate + 0.000%), 9/15/32 (f)	500,000	496,197
SoFi Professional Loan Program, LLC
Series 2016-B, Class A1, 2.908%
(1 Month LIBOR USD + 1.200%), 6/25/33 (c)(f)	255,351	256,708
Series 2016-C, Class A1, 2.808%
(1 Month LIBOR USD + 1.100%), 10/27/36 (c)(f)	399,583	401,921
Series 2015-D, Class A1, 3.208%
(1 Month LIBOR USD + 1.500%), 10/27/36 (c)(f)	183,907	185,867

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
South Carolina Student Loan Corp.
Series 2013-1, Class A, 2.208%
(1 Month LIBOR USD + 0.500%), 1/25/41 (f)	$141,098	$140,093
Trillium Credit Card Trust II
Series 2018-1A, Class A, 1.953%
(1 Month LIBOR USD + 0.250%), 2/27/23 (c)(f)	775,000	775,117
United Auto Credit Securitization Trust
Series 2018-1, Class D, 3.520%, 11/10/22 (c)	500,000	502,035
Series 2019-1, Class D, 3.470%, 8/12/24 (c)	2,000,000	2,021,557
Volvo Financial Equipment Master Owner Trust
Series 2017-A, Class A, 2.265%
(1 Month LIBOR USD + 0.500%), 11/15/22 (c)(f)	1,000,000	1,002,065
Westlake Automobile Receivables Trust
Series 2018-3A, Class B, 3.320%, 10/16/23 (c)	2,500,000	2,522,383
Series 2018-2A, Class D, 4.000%, 1/16/24 (c)	2,500,000	2,562,901
Series 2019-1A, Class D, 3.670%, 3/15/24 (c)	1,500,000	1,532,044
Series 2019-3A, Class D, 2.720%, 11/15/24 (c)	2,500,000	2,502,608
Total Asset-Backed Securities – Non-Agency
(cost $65,875,892)		66,260,577

COLLATERALIZED LOAN OBLIGATIONS – 23.1%
ACIS CLO Ltd.
Series 2014-4A, Class A, 3.329%
(3 Month LIBOR USD + 1.420%), 5/1/26 (c)(f)	1,350,013	1,352,508
Series 2014-5A, Class A1, 3.419%
(3 Month LIBOR USD + 1.510%), 11/1/26 (c)(f)	1,499,051	1,501,256
Series 2017-7A, Class A1, 3.259%
(3 Month LIBOR USD + 1.350%), 5/1/27 (c)(f)	1,992,155	1,993,995
Series 2015-6A, Class A1, 3.499%
(3 Month LIBOR USD + 1.590%), 5/1/27 (c)(f)	392,386	393,207
ALM Loan Funding
Series 2015-16A, Class AAR2, 2.901%
(3 Month LIBOR USD + 0.900%), 7/15/27 (c)(f)	3,000,000	2,994,135
AMMC CLO XIV Ltd.
Series 2014-14R, Class A1LR, 3.190%
(3 Month LIBOR USD + 1.250%), 7/25/29 (c)(f)	1,155,000	1,155,034
Anchorage Capital CLO Ltd.
Series 2014-4RA, Class A, 2.986%
(3 Month LIBOR USD + 1.050%), 1/28/31 (c)(f)	2,500,000	2,495,818
Apex Credit CLO LLC
Series 2017-1A, Class A1, 3.406%
(3 Month LIBOR USD + 1.470%), 4/24/29 (c)(f)	4,000,000	4,001,414

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Apidos CLO XVI
Series 2013-16A, Class A1R, 2.946%
(3 Month LIBOR USD + 0.980%), 1/19/25 (c)(f)	$5,941	$5,941
Atlas Senior Loan Fund V Ltd.
Series 2014-1A, Class AR2, 3.261%
(3 Month LIBOR USD + 1.260%), 7/16/29 (c)(f)	2,766,000	2,761,131
Benefit Street Partners CLO II Ltd.
Series 2013-IIA, Class A1R, 3.251%
(3 Month LIBOR USD + 1.250%), 7/15/29 (c)(f)	2,000,000	2,000,086
Benefit Street Partners CLO VII Ltd.
Series 2015-VIIA, Class A1AR, 2.783%
(3 Month LIBOR USD + 0.780%), 7/18/27 (c)(f)	3,122,422	3,122,355
BlueMountain CLO Ltd.
Series 2012-2A, Class AR2, 2.949%
(3 Month LIBOR USD + 1.050%), 11/20/28 (c)(f)	2,000,000	2,000,204
Series 2013-1A, Class A1R2, 3.196%
(3 Month LIBOR USD + 1.230%), 1/20/29 (c)(f)	3,000,000	2,999,949
Carlyle Global Market Strategies CLO Ltd.
Series 2015-3A, Class A1R, 2.936%
(3 Month LIBOR USD + 1.000%), 7/28/28 (c)(f)	1,000,000	1,000,649
Catamaran CLO Ltd.
Series 2014-2A, Class A1R, 3.403%
(3 Month LIBOR USD + 1.400%), 10/18/26 (c)(f)	1,475,636	1,475,948
Series 2013-1A, Class AR, 2.786%
(3 Month LIBOR USD + 0.850%), 1/27/28 (c)(f)	3,000,000	2,986,294
Cent CLO Ltd.
Series 2013-19A, Class A1A, 3.258%
(3 Month LIBOR USD + 1.330%), 10/29/25 (c)(f)	416,292	416,911
CIFC Funding Ltd.
Series 2015-2A, Class AR, 2.781%
(3 Month LIBOR USD + 0.780%), 4/15/27 (c)(f)	2,871,815	2,867,596
Series 2017-1A, Class A, 3.326%
(3 Month LIBOR USD + 1.360%), 4/23/29 (c)(f)	1,250,000	1,250,046
Series 2019-2A, Class A, 3.252%
(3 Month LIBOR USD + 1.250%), 4/17/30 (c)(f)	3,250,000	3,248,319
Series 2014-2RA, Class A1, 2.986%
(3 Month LIBOR USD + 1.050%), 4/24/30 (c)(f)	1,760,000	1,754,708
Series 2014-4RA, Class A1A, 3.132%
(3 Month LIBOR USD + 1.130%), 10/17/30 (c)(f)	2,500,000	2,497,483
Cutwater Ltd.
Series 2014-1A, Class A1AR, 3.251%
(3 Month LIBOR USD + 1.250%), 7/15/26 (c)(f)	1,445,681	1,447,680

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Ellington CLO IV Ltd.
Series 2019-1A, Class A, 3.841%
(3 Month LIBOR USD + 1.840%), 4/15/29 (c)(f)	$2,000,000	$1,977,432
Flagship VII Ltd.
Series 2013-7A, Class BR, 3.516%
(3 Month LIBOR USD + 1.550%), 1/20/26 (c)(f)	459,705	460,291
Gallatin CLO VIII Ltd.
Series 2017-1A, Class A, 3.051%
(3 Month LIBOR USD + 1.050%), 7/15/27 (c)(f)	647,526	648,012
GoldenTree Loan Opportunities IX Ltd.
Series 2014-9A, Class AR2, 3.038%
(3 Month LIBOR USD + 1.110%), 10/29/29 (c)(f)	1,900,000	1,900,144
Golub Capital Partners CLO Ltd.
Series 2018-39A, Class A1, 3.116%
(3 Month LIBOR USD + 1.150%), 10/20/28 (c)(f)	280,000	280,015
Halcyon Loan Advisors Funding Ltd.
Series 2014-3A, Class AR, 3.053%
(3 Month LIBOR USD + 1.100%), 10/22/25 (c)(f)	108,779	108,803
Series 2014-1A, Class A1R, 3.133%
(3 Month LIBOR USD + 1.130%), 4/18/26 (c)(f)	1,234,961	1,236,413
Series 2015-1A, Class AR, 2.886%
(3 Month LIBOR USD + 0.920%), 4/20/27 (c)(f)	540,075	540,068
Highbridge Loan Management Ltd.
Series 2015-7A, Class XR, 2.510%
(3 Month LIBOR USD + 0.600%), 3/15/27 (c)(f)	25,000	24,976
Hull Street CLO Ltd.
Series 2014-1A, Class AR, 3.223%
(3 Month LIBOR USD + 1.220%), 10/18/26 (c)(f)	1,714,939	1,716,785
ICG US CLO Ltd.
Series 2014-1A, Class A1R, 3.186%
(3 Month LIBOR USD + 1.220%), 1/20/30 (c)(f)	2,000,000	1,982,783
KKR Financial CLO Ltd.
Series 2013-1A, Class A1R, 3.291%
(3 Month LIBOR USD + 1.290%), 4/15/29 (c)(f)	2,000,000	2,001,659
LCM XXV Ltd.
Series 2017-25, Class A, 3.176%
(3 Month LIBOR USD + 1.210%), 7/20/30 (c)(f)	791,000	789,062
Madison Park Funding XI Ltd.
Series 2013-11A, Class AR, 3.094%
(3 Month LIBOR USD + 1.160%), 7/23/29 (c)(f)	2,000,000	1,998,464
Mountain Hawk II CLO Ltd.
Series 2013-2A, Class BR, 3.566%
(3 Month LIBOR USD + 1.600%), 7/20/24 (c)(f)	500,000	500,132

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Mountain Hawk III CLO Ltd.
Series 2014-3A, Class AR, 3.203%
(3 Month LIBOR USD + 1.200%), 4/18/25 (c)(f)	$1,368,268	$1,368,485
Mountain View CLO LLC
Series 2017-2A, Class X, 2.651%
(3 Month LIBOR USD + 0.650%), 1/16/31 (c)(f)	75,000	74,856
Mountain View CLO X Ltd.
Series 2014-1A, Class ARR, 2.801%
(3 Month LIBOR USD + 0.800%), 10/15/26 (c)(f)	2,694,678	2,687,948
Series 2015-10A, Class AR, 2.821%
(3 Month LIBOR USD + 0.820%), 10/13/27 (c)(f)	2,840,000	2,834,613
Nassau II Ltd.
Series 2017-IIA, Class AL, 3.251%
(3 Month LIBOR USD + 1.250%), 1/15/30 (c)(f)	800,000	792,017
Newfleet CLO Ltd.
Series 2016-1A, Class A1R, 2.916%
(3 Month LIBOR USD + 0.950%), 4/20/28 (c)(f)(d)	500,000	496,260
OCP CLO Ltd.
Series 2015-9A, Class A1R, 2.801%
(3 Month LIBOR USD + 0.800%), 7/15/27 (c)(f)	2,071,654	2,071,814
Series 2015-10A, Class A1R, 2.756%
(3 Month LIBOR USD + 0.820%), 10/26/27 (c)(f)	3,400,000	3,397,511
OHA Loan Funding Ltd.
Series 2015-1A, Class AR, 3.320%
(3 Month LIBOR USD + 1.410%), 8/15/29 (c)(f)	1,250,000	1,248,304
Palmer Square Loan Funding Ltd.
Series 2017-1A, Class A1, 2.741%
(3 Month LIBOR USD + 0.740%), 10/15/25 (c)(f)	1,104,158	1,103,004
Regatta VI Funding Ltd.
Series 2016-1A, Class AR, 3.046%
(3 Month LIBOR USD + 1.080%), 7/20/28 (c)(f)	500,000	499,760
Saranac CLO III Ltd.
Series 2014-3A, Class ALR, 3.259%
(3 Month LIBOR USD + 1.100%), 6/22/30 (c)(f)	1,800,000	1,797,729
Telos CLO Ltd.
Series 2014-6A, Class A1R, 3.272%
(3 Month LIBOR USD + 1.270%), 1/17/27 (c)(f)	2,354,610	2,355,784
Series 2013-4A, Class AR, 3.242%
(3 Month LIBOR USD + 1.240%), 1/17/30 (c)(f)	250,000	249,180
TICP CLO I Ltd.
Series 2015-1A, Class AR, 2.766%
(3 Month LIBOR USD + 0.800%), 7/20/27 (c)(f)	199,017	198,387

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Tralee CLO V Ltd.
Series 2018-5A, Class A1, 3.076%
(3 Month LIBOR USD + 1.110%), 10/20/28 (c)(f)	$2,250,000	$2,236,592
Trinitas CLO IV Ltd.
Series 2016-4A, Class XR, 2.753%
(3 Month LIBOR USD + 0.750%), 10/18/31 (c)(f)	550,000	550,134
Venture XVII CLO Ltd.
Series 2014-17A, Class ARR, 2.881%
(3 Month LIBOR USD + 0.880%), 4/15/27 (c)(f)	1,965,000	1,960,995
Venture XXVI CLO Ltd.
Series 2017-26A, Class A, 3.416%
(3 Month LIBOR USD + 1.450%), 1/20/29 (c)(f)	2,000,000	2,001,040
Venture XXVII CLO Ltd.
Series 2017-27A, Class A, 3.266%
(3 Month LIBOR USD + 1.300%), 7/20/30 (c)(f)	100,000	99,681
Vibrant Clo VI Ltd.
Series 2017-6A, Class A, 3.396%
(3 Month LIBOR USD + 1.240%), 6/20/29 (c)(f)	3,000,000	2,994,579
WhiteHorse IX Ltd.
Series 2014-9A, Class AR, 3.162%
(3 Month LIBOR USD + 1.160%), 7/17/26 (c)(f)	3,441,988	3,444,615
Wind River CLO Ltd.
Series 2016-1A, Class AR, 3.036%
(3 Month LIBOR USD + 1.050%), 7/15/28 (c)(f)	1,000,000	998,609
Zais CLO 5 Ltd.
Series 2016-2A, Class A1, 3.531%
(3 Month LIBOR USD + 1.530%), 10/15/28 (c)(f)	2,442,000	2,432,823
Zais CLO 8 Ltd.
Series 2018-8, Class A, 2.951%
(3 Month LIBOR USD + 0.950%), 4/15/29 (c)(f)	2,300,000	2,282,306
Total Collateralized Loan Obligations
(cost $104,036,371)		104,064,732

COMMERCIAL MORTGAGE-BACKED SECURITIES – AGENCY – 0.0%
GNMA
Series 2009-4, Class IO, 0.390%, 1/16/49 (a)(i)	349,920	2,586
Total Commercial Mortgage-Backed Securities – Agency
(cost $1,736)		2,586

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 13.0%
AREIT Trust
Series 2018-CRE2, 2.743%
(1 Month LIBOR USD + 0.980%), 11/14/35 (c)(d)	$3,316,267	$3,317,304
Bayview Commercial Asset Trust
Series 2007-2A, Class A1, 1.978%
(1 Month LIBOR USD + 0.270%), 7/25/37 (c)(f)	354,419	340,372
Series 2007-6A, Class A3A, 2.958%
(1 Month LIBOR USD + 1.250%), 12/25/37 (c)(f)	261,494	262,440
BSPRT Issuer Ltd.
Series 2018-FL3, Class A, 2.815%
(1 Month LIBOR USD + 1.050%), 3/15/28 (c)(f)	2,500,000	2,500,176
BX Commercial Mortgage Trust
Series 2019-XL, Class A, 2.685%
(1 Month LIBOR USD + 0.920%), 10/15/36 (c)(f)	3,000,000	3,005,621
BX Trust
Series 2019-CALM, Class A, 2.626%
(1 Month LIBOR USD + 0.876%), 11/15/32 (c)(f)	3,000,000	3,005,625
Series 2019-MMP, Class A, 2.765%
(1 Month LIBOR USD + 1.000%), 8/15/36 (c)(f)	3,000,000	3,003,551
BXMT Ltd.
Series 2017-FL1, Class A, 2.633%
(1 Month LIBOR USD + 0.870%), 6/15/35 (c)(f)	2,696,460	2,700,502
Series 2017-FL1, Class B, 3.263%
(1 Month LIBOR USD + 1.500%), 6/15/35 (c)(f)	750,000	750,469
Series 2017-FL1, Class C, 3.713%
(1 Month LIBOR USD + 1.950%), 6/15/35 (c)(f)	500,000	501,002
Cherrywood SB Commercial Mortgage Loan Trust
Series 2016-1A, Class AFL, 4.358%
(1 Month LIBOR USD + 2.650%), 3/25/49 (c)(f)	119,836	120,927
CNL Commercial Mortgage Loan Trust
Series 2003-1A, Class A1, 2.265%
(1 Month LIBOR USD + 0.500%), 5/15/31 (c)(f)	118,197	115,426
DBCG Mortgage Trust
Series 2017-BBG, Class C, 2.765%
(1 Month LIBOR USD + 1.000%), 6/15/34 (c)(f)	350,000	350,051
FREMF Mortgage Trust
Series 2017-KF35, Class B, 4.535%
(1 Month LIBOR USD + 2.750%), 8/25/24 (c)(f)	1,055,916	1,059,623
Series 2018-KF47, Class B, 3.785%
(1 Month LIBOR USD + 2.000%), 5/25/25 (c)(f)	447,237	445,477
Series 2018-KF51, Class B, 3.635%
(1 Month LIBOR USD + 1.850%), 8/25/25 (c)(f)	837,791	831,727

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
FREMF Mortgage Trust (Continued)
Series 2019-KF58, Class B, 3.935%
(1 Month LIBOR USD + 2.150%), 1/25/26 (c)(f)	$1,873,066	$1,889,600
Series 2019-KF62, Class B, 3.835%
(1 Month LIBOR USD + 2.050%), 4/25/26 (c)(f)	1,499,978	1,501,563
Series 2019-KF68, Class B, 3.985%
(1 Month LIBOR USD + 2.200%), 7/25/26 (c)(f)	1,999,950	2,006,492
Series 2017-KF33, Class B, 4.335%
(1 Month LIBOR USD + 2.550%), 6/25/27 (c)(f)	930,451	945,381
Series 2017-KF37, Class B, 4.535%
(1 Month LIBOR USD + 2.750%), 6/25/27 (c)(f)	550,014	558,139
Series 2018-KF43, Class B, 3.935%
(1 Month LIBOR USD + 2.150%), 1/25/28 (c)(f)	1,300,931	1,304,237
Series 2018-KF48, Class B, 3.835%
(1 Month LIBOR USD + 2.050%), 6/25/28 (c)(f)	1,552,824	1,541,262
Series 2018-KF50, Class B, 3.685%
(1 Month LIBOR USD + 1.900%), 7/25/28 (c)(f)	1,632,688	1,632,367
Series 2018-KF52, Class B, 3.735%
(1 Month LIBOR USD + 1.950%), 9/25/28 (f)	790,495	788,461
Series 2018-KF56, Class B, 4.235%
(1 Month LIBOR USD + 2.450%), 11/25/28 (c)(f)	1,955,106	1,961,963
Series 2019-KF57, Class B, 4.035%
(1 Month LIBOR USD + 2.250%), 1/25/29 (c)(f)	985,748	988,765
GE Business Loan Trust
Series 2007-1A, Class A, 1.935%
(1 Month LIBOR USD + 0.170%), 4/15/35 (c)(f)	299,265	293,483
GPMT Ltd.
Series 2018-FL1, Class A, 2.622%
(1 Month LIBOR USD + 0.900%), 11/21/35 (c)(f)	199,039	198,849
Series 2019-FL2, Class A, 3.022%
(1 Month LIBOR USD + 1.300%), 2/22/36 (c)(f)	1,000,000	1,003,498
GS Mortgage Securities Corp. Trust
Series 2017-500K, Class E, 3.265%
(1 Month LIBOR USD + 1.500%), 7/15/32 (c)(f)	500,000	500,467
Hunt CRE Ltd.
Series 2018-FL2, Class A, 2.845%
(1 Month LIBOR USD + 1.080%), 8/15/28 (c)(f)	3,000,000	3,008,625
Series 2017-FL1, Class A, 2.765%
(1 Month LIBOR USD + 1.000%), 8/15/34 (c)(f)	1,000,000	1,001,198
IMT Trust
Series 2017-APTS, Class DFL, 3.315%
(1 Month LIBOR USD + 1.550%), 6/15/34 (c)(f)	500,000	501,058

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2019-MFP, Class A, 2.725%
(1 Month LIBOR USD + 0.960%), 7/15/36 (c)(f)	$3,000,000	$2,996,241
KREF Ltd.
Series 2018-FL1, Class A, 2.863%
(1 Month LIBOR USD + 1.100%), 6/15/36 (c)(d)(f)	3,000,000	3,002,813
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-3A, Class AJ, 5.513%, 10/25/37 (a)(c)	1,514,000	1,555,559
LoanCore Issuer Ltd.
Series 2018-CRE1, Class A, 2.895%
(1 Month LIBOR USD + 1.130%), 5/15/28 (c)(f)	3,000,000	3,003,657
Motel 6 Trust
Series 2017-MTL6, Class A, 2.685%
(1 Month LIBOR USD + 0.920%), 8/15/34 (c)(f)	2,034,629	2,035,903
Stonemont Portfolio Trust
Series 2017-MONT, Class A, 2.574%
(1 Month LIBOR USD + 0.850%), 8/20/30 (c)(f)	871,494	871,442
Velocity Commercial Capital Loan Trust
Series 2017-1, Class AFL, 2.958%
(1 Month LIBOR USD + 1.250%), 5/25/47 (c)(f)	263,987	264,631
Series 2017-2, Class AFL, 2.608%
(1 Month LIBOR USD + 0.900%), 11/25/47 (c)(f)	324,726	325,245
Series 2019-2, Class M3, 3.480%, 7/25/49 (a)(c)	597,964	603,243
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $58,538,150)		58,594,435

RESIDENTIAL MORTGAGE-BACKED SECURITIES – AGENCY – 22.7%
Fannie Mae Connecticut Avenue Securities
Series 2013-C01, Class M2, 6.958%
(1 Month LIBOR USD + 5.250%), 10/25/23 (f)	2,601,723	2,866,540
Series 2014-C02, Class 1M2, 4.308%
(1 Month LIBOR USD + 2.600%), 5/25/24 (f)	1,870,666	1,948,832
Series 2014-C03, Class 1M2, 4.708%
(1 Month LIBOR USD + 3.000%), 7/25/24 (f)	2,309,785	2,429,560
Series 2014-C04, Class 2M2, 6.708%
(1 Month LIBOR USD + 5.000%), 11/25/24 (f)	1,694,413	1,813,366
Series 2016-C01, Class 1M2, 8.458%
(1 Month LIBOR USD + 6.750%), 8/25/28 (f)	2,168,390	2,404,609
Series 2016-C02, Class 1M2, 7.708%
(1 Month LIBOR USD + 6.000%), 9/25/28 (f)	2,109,972	2,304,081
Series 2016-C03, Class 1M2, 7.008%
(1 Month LIBOR USD + 5.300%), 10/25/28 (f)	2,500,000	2,708,241

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Fannie Mae Connecticut Avenue Securities (Continued)
Series 2016-C04, Class 1M2, 5.958%
(1 Month LIBOR USD + 4.250%), 1/25/29 (f)	$3,000,000	$3,183,675
Series 2016-C05, Class 2M2, 6.158%
(1 Month LIBOR USD + 4.450%), 1/25/29 (f)	2,163,610	2,279,638
Series 2016-C06, Class 1M2, 5.958%
(1 Month LIBOR USD + 4.250%), 4/25/29 (f)	2,500,000	2,685,023
Series 2016-C07, Class 2M2, 6.058%
(1 Month LIBOR USD + 4.350%), 5/25/29 (f)	1,523,588	1,602,351
Series 2017-C01, Class 1M2, 5.258%
(1 Month LIBOR USD + 3.550%), 7/25/29 (f)	3,250,000	3,419,457
Series 2017-C02, Class 2ED3, 3.058%
(1 Month LIBOR USD + 1.350%), 9/25/29 (f)	3,500,000	3,505,873
Series 2017-C07, Class 1M2A, 4.108%
(1 Month LIBOR USD + 2.400%), 5/25/30 (f)	750,000	766,408
Series 2017-C07, Class 2M2A, 4.208%
(1 Month LIBOR USD + 2.500%), 5/25/30 (f)	1,550,000	1,577,244
Series 2018-R07, Class 1ED2, 2.808%
(1 Month LIBOR USD + 1.100%), 4/25/31 (c)(f)	2,500,000	2,500,409
Series 2019-R01, Class 2ED2, 2.858%
(1 Month LIBOR USD + 1.150%), 7/25/31 (c)(f)	3,250,000	3,240,059
Series 2019-R01, Class 2M2, 4.158%
(1 Month LIBOR USD + 2.450%), 7/25/31 (c)(f)	3,000,000	3,037,246
Series 2019-R02, Class 1M2, 4.008%
(1 Month LIBOR USD + 2.300%), 8/25/31 (c)(f)	3,000,000	3,026,482
Series 2019-R03, Class 1ED3, 2.958%
(1 Month LIBOR USD + 1.250%), 9/25/31 (c)(f)	2,500,000	2,503,122
Series 2019-R03, Class 1M2, 3.858%
(1 Month LIBOR USD + 2.150%), 9/25/31 (c)(f)	3,000,000	3,021,118
Series 2019-R04, Class 2ED3, 3.108%
(1 Month LIBOR USD + 1.400%), 6/25/39 (c)(f)	2,500,000	2,511,794
Series 2019-R05, Class 1ED3, 3.008%
(1 Month LIBOR USD + 1.300%), 7/25/39 (c)(f)	2,500,000	2,498,355
Series 2019-R06, Class 2ED2, 2.708%
(1 Month LIBOR USD + 1.000%), 9/25/39 (c)(f)	3,250,000	3,234,499
Series 2019-R06, Class 2ED3, 3.108%
(1 Month LIBOR USD + 1.400%), 9/25/39 (c)(f)	2,500,000	2,507,114
Series 2019-R07, Class 1M2, 3.808%
(1 Month LIBOR USD + 2.100%), 10/25/39 (c)(f)	3,000,000	3,014,523
FHLMC REMIC Trust
Series 129, Class H, 8.850%, 3/15/21	41	41
Series 3823, Class GA, 3.500%, 1/15/26	5,215	5,314
Series 3834, Class GA, 3.500%, 3/15/26	8,181	8,363

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
FNMA REMIC Trust
Series 2010-137, Class MC, 3.000%, 10/25/38	$4,336	$4,338
Freddie Mac Structured Agency Credit Risk
Series 2014-DN2, Class M3, 5.308%
(1 Month LIBOR USD + 3.600%), 4/25/24 (f)	1,000,000	1,063,489
Series 2014-HQ2, Class M3, 5.458%
(1 Month LIBOR USD + 3.750%), 9/25/24 (f)	550,000	594,278
Series 2016-DNA2, Class M3, 6.358%
(1 Month LIBOR USD + 4.650%), 10/25/28 (f)	1,743,079	1,872,056
Series 2017-HQA3, Class M2, 4.058%
(1 Month LIBOR USD + 2.350%), 4/25/30 (f)	2,917,004	2,974,086
Series 2018-HRP1, Class M2, 3.358%
(1 Month LIBOR USD + 1.650%), 4/25/43 (c)(f)	2,945,075	2,956,025
Series 2018-HRP2, Class M2, 2.958%
(1 Month LIBOR USD + 1.250%), 2/25/47 (c)	3,330,000	3,338,044
Series 2018-HRP2, Class M3, 4.108%
(1 Month LIBOR USD + 2.400%), 2/25/47 (c)(f)	3,000,000	3,065,314
Series 2017-SPI1, Class M1, 3.982%, 9/25/47 (a)(c)	97,236	97,704
Series 2018-SPI2, Class M1, 3.813%, 5/25/48 (a)(c)	613,131	614,816
Series 2019-FTR2, Class M1, 2.658%
(1 Month LIBOR USD + 0.950%), 11/25/48 (c)(f)	3,500,000	3,501,431
Series 2019-DNA1, 2.558%
(1 Month LIBOR USD + 0.850%), 1/25/49 (c)(d)	3,000,000	3,000,000
Series 2019-DNA3, Class M2AT, 2.708%
(1 Month LIBOR USD + 1.000%), 7/25/49 (c)(f)	2,500,000	2,503,122
Series 2019-DNA3, Class M2, 3.758%
(1 Month LIBOR USD + 2.050%), 7/25/49 (c)(f)	2,036,000	2,041,112
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2019-HQA4, Class M2, 3.815%
(1 Month LIBOR USD + 2.050%), 11/25/49 (c)(f)	2,880,000	2,883,590
Freddie Mac Whole Loan Securities Trust
Series 2015-SC02, Class M2, 3.669%, 9/25/45 (a)	2,514,350	2,548,098
Series 2016-SC01, Class M1, 3.838%, 7/25/46 (a)	1,003,232	1,018,893
Series 2016-SC02, Class M1, 3.605%, 10/25/46 (a)	490,028	494,904
Series 2017-SC01, Class M1, 3.589%, 12/25/46 (a)(c)	825,589	831,429
Series 2017-SC02, Class M1, 3.831%, 5/25/47 (a)(c)	62,097	62,534
GNMA
Series 2008-55, Class WT, 5.344%, 6/20/37 (a)	12,916	13,876
Series 2010-144, Class DK, 3.500%, 9/16/39	58,295	59,931
Series 2010-150, Class GD, 2.500%, 9/20/39	21,454	21,483
Total Residential Mortgage-Backed Securities – Agency
(cost $102,250,120)		102,163,890

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 23.0%
American Homes 4 Rent Trust
Series 2014-SFR2, Class E, 6.231%, 10/17/36 (c)	$1,900,000	$2,103,966
Series 2015-SFR2, Class D, 5.036%, 10/17/52 (c)	1,250,000	1,360,456
Angel Oak Mortgage Trust
Series 2017-1, Class A1, 2.810%, 1/25/47 (a)(c)	174,409	174,733
Series 2017-3, Class A2, 2.883%, 11/25/47 (a)(c)	28,412	28,131
Bear Stearns Mortgage Securities, Inc.
Series 1997-6, Class 1A, 6.314%, 3/25/31 (a)	33,502	33,449
Bellemeade Re Ltd.
Series 2018-2A, Class M1B, 3.058%
(1 Month LIBOR USD + 1.350%), 8/25/28 (c)(f)	201,760	202,107
Series 2019-1A, Class M1A, 3.008%
(1 Month LIBOR USD + 1.300%), 3/25/29 (c)(f)	422,221	423,077
Series 2019-1A, Class M1B, 3.458%
(1 Month LIBOR USD + 1.750%), 3/25/29 (c)(f)	1,000,000	1,002,436
Bombardier Capital Mortgage Securitization Corp.
Series 1999-B, Class A3, 7.180%, 12/15/29 (a)	86,567	25,988
CDC Mortgage Capital Trust
Series 2003-HE4, Class A1, 2.328%
(1 Month LIBOR USD + 0.620%), 3/25/34 (f)	465,452	420,700
Centex Home Equity Loan Trust
Series 2003-A, Class AF4, 4.250%, 12/25/31 (g)	28,154	28,431
Colony American Finance Ltd.
Series 2015-1, Class C, 4.833%, 10/15/47 (c)	555,000	561,103
COLT Mortgage Loan Trust
Series 2018-1, Class A3, 3.084%, 2/25/48 (a)(c)	38,026	38,161
Series 2018-1, Class M1, 3.661%, 2/25/48 (a)(c)	1,500,000	1,513,662
Series 2019-4, Class A3, 2.988%, 11/25/49 (a)(c)	1,933,446	1,929,821
ContiMortgage Home Equity Loan Trust
Series 1997-1, Class M1, 7.420%, 3/15/28	276,249	294,841
Countrywide Asset-Backed Certificates
Series 2004-11, Class M3, 3.208%
(1 Month LIBOR USD + 1.500%), 1/25/35 (f)	2,000,000	2,006,502
Credit-Based Asset Servicing and Securitization
Series 2003-CB1, Class AF, 3.950%, 1/25/33 (g)	6	6
Deephaven Residential Mortgage Trust
Series 2017-1A, Class A3, 3.485%, 12/26/46 (a)(c)	14,932	14,975
Series 2017-1A, Class B1, 6.250%, 12/26/46 (a)(c)	743,000	757,823
Series 2019-3A, Class B1, 4.258%, 7/25/59 (a)(c)	500,000	505,527

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Eagle RE Ltd.
Series 2018-1, Class M1, 3.408%
(1 Month LIBOR USD + 1.700%), 11/25/28 (c)(f)	$223,045	$223,448
Series 2019-1, Class M1A, 2.958%
(1 Month LIBOR USD + 1.250%), 4/25/29 (c)(f)	1,940,629	1,991,837
Series 2019-1, Class M1B, 3.592%
(1 Month LIBOR USD + 1.800%), 4/25/29 (c)(f)	2,000,000	2,053,086
Flagstar Mortgage Trust
Series 2018-6RR, Class 1A2, 2.408%
(1 Month LIBOR USD + 0.700%), 10/25/48 (c)(f)	2,467,075	2,463,202
GMACM Mortgage Loan Trust
Series 2003-GH2, Class A4, 5.500%, 10/25/33 (h)	88,885	91,619
GSAA Trust
Series 2004-3, Class M1, 6.220%, 4/25/34 (g)	33,824	35,012
Home Partners of America Trust
Series 2017-1, Class E, 4.416%
(1 Month LIBOR USD + 2.650%), 7/17/34 (c)(f)	750,000	754,902
Series 2017-1, Class F, 5.305%
(1 Month LIBOR USD + 3.539%), 7/17/34 (c)(f)	250,000	250,963
Series 2018-1, Class A, 2.666%
(1 Month LIBOR USD + 0.900%), 7/17/37 (c)(f)	407,000	407,381
Series 2018-1, Class E, 3.616%
(1 Month LIBOR USD + 1.850%), 7/17/37 (c)(f)	500,000	500,822
Home RE Ltd.
Series 2019-1, Class M1, 3.358%
(1 Month LIBOR USD + 1.650%), 5/25/29 (c)(f)	1,744,993	1,767,762
Imc Home Equity Loan Trust
Series 1993-3, Class A8, 6.720%, 8/20/29 (h)	6,290	6,314
Impac CMB Trust
Series 2002-9F, Class A1, 5.216%, 12/25/32 (g)	164,671	165,547
Series 2002-9F, Class M1, 5.867%, 12/25/32 (g)	24,668	25,064
Invitation Homes Trust
Series 2018-SFR1, Class E, 3.766%
(1 Month LIBOR USD + 2.000%), 3/17/37 (c)(f)	2,064,718	2,072,929
Series 2018-SFR2, Class F, 4.015%
(1 Month LIBOR USD + 2.250%), 6/17/37 (c)(f)	1,000,000	1,002,048
Series 2018-SFR3, Class E, 3.766%
(1 Month LIBOR USD + 2.000%), 7/17/37 (c)(f)	2,500,000	2,511,930
Series 2018-SFR3, Class F, 4.016%
(1 Month LIBOR USD + 2.250%), 7/17/37 (c)(f)	500,000	501,044
JP Morgan Alternative Loan Trust
Series 2005-A2, Class 1A1, 2.228%
(1 Month LIBOR USD + 0.520%), 1/25/36 (f)	159,184	160,006

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
JP Morgan Mortgage Trust
Series 2013-1, Class B1, 3.534%, 3/25/43 (a)(c)	$347,732	$354,295
Series 2014-IVR6, Class 2A1, 2.500%, 7/25/44 (a)(c)	1,942,966	1,946,567
Series 2014-IVR6, Class B2, 3.031%, 7/25/44 (a)(c)	1,450,465	1,452,277
Series 2014-IVR6, Class B3, 3.031%, 7/25/44 (a)(c)	1,959,439	1,960,269
Series 2015-1, Class B3, 3.344%, 12/25/44 (a)(c)	505,653	505,138
Series 2015-IVR2, Class B3, 2.804%, 1/25/45 (a)(c)	2,394,657	2,387,397
Series 2018-7FRB, Class B2, 3.409%, 4/25/46 (a)(c)	859,656	845,934
Series 2019-LTV3, Class A11, 2.558%
(1 Month LIBOR USD + 0.850%), 3/25/50 (c)(f)	2,930,039	2,911,289
Lehman Mortgage Trust
Series 2008-4, Class A1, 2.088%
(1 Month LIBOR USD + 0.380%), 1/25/37 (f)	947,085	404,572
LSTAR Securities Investment Ltd.
Series 2019-3, Class A2, 4.281%
(1 Month LIBOR USD + 2.500%), 4/1/24 (c)(f)	2,000,000	2,012,291
Series 2019-4, Class A2, 4.281%
(1 Month LIBOR USD + 2.500%), 5/1/24 (c)(f)	1,000,000	1,005,191
Series 2019-5, Class A2, 4.203%
(1 Month LIBOR USD + 2.500%), 11/1/24 (c)(d)(f)	3,000,000	3,000,000
LSTAR Securities Investment Trust
Series 2019-1, Class A2, 4.381%
(1 Month LIBOR USD + 2.600%), 3/1/24 (c)(f)	2,000,000	2,007,002
Series 2019-2, Class A2, 4.281%
(1 Month LIBOR USD + 2.500%), 4/1/24 (c)(f)	2,000,000	2,006,608
New Residential Mortgage Loan Trust
Series 2014-3A, Class B1, 4.750%, 11/25/54 (a)(c)	867,797	929,034
Preston Ridge Partners Mortgage Trust
Series 2017-3A, Class A1, 3.470%, 11/25/22 (a)(c)	120,945	121,391
Series 2019-3A, Class A1, 3.351%, 7/25/24 (c)(h)	954,488	962,662
Series 2019-3A, Class A2, 4.458%, 7/25/24 (c)(h)	1,500,000	1,511,427
Progress Residential Trust
Series 2015-SFR3, Class F, 6.643%, 11/12/32 (c)	1,000,000	1,000,198
Series 2017-SFR1, Class E, 4.261%, 8/17/34 (c)	1,000,000	1,023,700
Series 2017-SFR1, Class F, 5.350%, 8/17/34 (c)	1,000,000	1,030,897
Series 2017-SFR2, Class E, 4.142%, 12/17/34 (c)	1,000,000	1,009,150
Series 2018-SFR1, Class E, 4.380%, 3/17/35 (c)	3,000,000	3,041,280
Series 2019-SFR1, Class E, 4.466%, 8/17/35 (c)	1,000,000	1,032,861
Series 2018-SFR3, Class F, 5.368%, 10/17/35 (c)	1,000,000	1,034,869
Residential Asset Mortgage Products, Inc.
Series 2004-RS8, Class MII1, 2.608%
(1 Month LIBOR USD + 0.900%), 8/25/34 (f)	95,751	94,602

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
Seasoned Credit Risk Transfer Trust
Series 2016-1, Class M1, 3.000%, 9/25/55 (a)(c)	$800,000	$782,663
Sequoia Mortgage Trust
Series 2013-1, Class 2A1, 1.855%, 2/25/43 (a)	59,942	58,017
Series 2013-6, Class B1, 3.522%, 5/25/43 (a)	785,706	802,331
Starwood Waypoint Homes Trust
Series 2017-1, Class E, 4.365%
(1 Month LIBOR USD + 2.600%), 1/17/35 (c)(f)	3,200,000	3,208,305
Structured Asset Securities Corp.
Series 2003-31A, Class 2A1, 4.054%, 10/25/33 (a)	228,909	235,521
Towd Point Asset Funding, LLC
Series 2019-HE1, Class M1, 2.808%
(1 Month LIBOR USD + 1.100%), 4/25/48 (c)(f)	1,632,116	1,646,619
Towd Point Mortgage Trust
Series 2019-HY1, Class XA, 5.000%, 10/25/48 (a)(c)	1,233,301	1,235,005
Series 2017-5, Class M2, 3.208%
(1 Month LIBOR USD + 1.500%), 2/25/57 (c)(f)	500,000	511,814
Series 2018-SJ1, Class B1, 5.250%, 10/25/58 (a)(c)	1,000,000	1,050,344
Series 2019-MH1, Class A1, 3.000%, 11/25/58 (a)(c)	2,386,271	2,413,017
Series 2019-SJ1, Class M2, 4.750%, 11/25/58 (a)(c)	2,000,000	2,081,349
Series 2019-SJ1, Class A2, 5.000%, 11/25/58 (a)(c)	1,762,097	1,769,181
Series 2019-SJ1, Class B1, 5.000%, 11/25/58 (a)(c)	1,000,000	1,047,699
Tricon American Homes Trust
Series 2016-SFR1, Class D, 3.886%, 11/17/33 (c)	500,000	503,206
Series 2016-SFR1, Class F, 5.769%, 11/17/33 (c)	2,000,000	2,061,206
Series 2017-SFR1, Class F, 5.151%, 9/17/34 (c)	2,000,000	2,061,195
UCFC Home Equity Loan
Series 1998-D, Class MF1, 6.905%, 4/15/30	518	528
Vericrest Opportunity Loan Trust
Series 2019-NPL2, Class A2, 6.292%, 2/25/49 (c)(h)	500,000	505,055
Series 2019-NPL7, Class A2, 5.193%, 10/25/49 (c)(h)	2,000,000	1,999,048
Series 2019-NPL8, Class A1A, 3.278%, 11/25/49 (c)(h)	996,939	998,144
Series 2019-NPL8, Class A1B, 4.090%, 11/25/49 (c)(h)	2,000,000	2,003,742
Verus Securitization Trust
Series 2019-INV2, Class B1, 4.452%, 7/25/59 (a)(c)(h)	500,000	500,870
Series 2019-4, Class B1, 3.860%, 11/25/59 (a)(c)(h)	947,000	954,004
VOLT LXII LLC
Series 2017-NPL9, Class A2, 4.625%, 9/25/47 (c)(h)	1,000,000	1,002,648
VOLT LXXXVII LLC
Series 2019-NPL4, Class A1A, 3.352%, 8/25/49 (c)(h)	916,658	919,527
VOLT LXXX LLC
Series 2019-NPL6, Class A1A, 3.228%, 10/25/49 (c)(h)	974,723	977,929

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Principal
	Amount	Value
VOLT LXXXI LLC
Series 2019-NPL7, Class A1A, 3.179%, 10/25/49 (c)(h)	$998,488	$999,237
VOLT LXXXIII LLC
Series 2019-NPL9, Class A1B, 4.090%, 11/26/49 (c)(h)	3,000,000	3,001,488
VOLT LXXXIV LLC
Series 2019-NPL10, Class A1B, 3.967%, 12/27/49 (c)(h)	1,900,000	1,901,422
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2003-MS2, Class 5A1, 5.750%, 2/25/33	76,912	78,686
WinWater Mortgage Loan Trust
Series 2015-1, Class A8, 3.000%, 1/20/45 (a)(c)	572,084	575,247
Total Residential Mortgage-Backed
Securities – Non-Agency (cost $103,229,424)		103,886,759

PRIVATE PLACEMENT PARTICIPATION AGREEMENT – 0.2%
BasePoint – BP SLL Trust, Series SPL-III,
9.500%, 12/31/20 (d)(e)	712,527	712,527
Total Private Placement Participation
Agreement (cost $712,527)		712,527

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2019, Continued

	Shares	Value
MONEY MARKET FUND – 2.5%
First American Government
Obligations Fund – Class Z, 1.52% (b)	11,062,480	$11,062,480
Total Money Market Fund (cost $11,062,480)		11,062,480
Total Investments (cost $445,706,776) – 99.2%		446,748,062
Other Assets less Liabilities – 0.8%		3,458,865
TOTAL NET ASSETS – 100.0%		$450,206,927

(a)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2019.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2019.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of November 30, 2019, the value of these investments was $363,164,070 or 80.7% of total net assets.

(d)
Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust.  Value determined using significant unobservable inputs. As of November 30, 2019, the total value of fair valued securities was $13,528,904 or 3.0% of total net assets.

(e)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of BasePoint – BP SLL Trust, Series SPL-III. As of November 30, 2019, the value of this investment was $712,527 or 0.2% of total net assets. The security was acquired from December 2016 to November 2019 at a cost of $712,527.

(f)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2019.
(g)
Step-up bond. The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of November 30, 2019.

(h)	Step-up bond. The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is in effect as of November 30, 2019.
(i)	Interest only security.
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddi Mac K Series
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2019

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
ASSETS
Investments in securities, at value
(identified cost $2,350,345,586
and $445,706,776, respectively)	$2,326,477,915	$446,748,062
Cash	57,688	51,041
Receivables
Fund shares issued	4,330,810	6,807,565
Securities sold	19,175,113	2,510,918
Interest	4,877,895	903,612
Prepaid expenses	69,204	38,839
Total assets	2,354,988,625	457,060,037

LIABILITIES
Payables
Dividends	2,255,776	95,032
Investments purchased	20,390,419	6,001,357
Fund shares redeemed	2,109,592	444,404
Due to Adviser	1,104,588	94,045
Transfer agent fees and expenses	315,811	60,165
Administration and fund accounting fees	349,201	83,508
12b-1 distribution fees	101,151	32,048
Custody fees	38,830	7,224
Audit fees	26,557	24,961
Chief Compliance Officer fee	2,687	2,687
Accrued expenses	36,526	7,679
Total liabilities	26,731,138	6,853,110
NET ASSETS	$2,328,257,487	$450,206,927

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2019, Continued

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$33,799,183
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	3,239,091
Net asset value and
redemption price per share	$10.43
Maximum offering price per share (Net asset
value per share divided by 98.00%)	$10.64
Investor Class
Net assets applicable to shares outstanding	$205,755,297	$88,502,262
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	19,723,591	8,946,329
Net asset value, offering and
redemption price per share	$10.43	$9.89
Institutional Class
Net assets applicable to shares outstanding	$2,088,703,007	$361,704,665
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	200,097,050	36,554,113
Net asset value, offering and
redemption price per share	$10.44	$9.90

COMPONENTS OF NET ASSETS
Paid-in capital	$2,384,004,960	$451,446,092
Total distributable earnings	(55,747,473)	(1,239,165)
Net assets	$2,328,257,487	$450,206,927

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

(This Page Intentionally Left Blank.)

SEMPER FUNDS

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2019

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
INVESTMENT INCOME
Income
Interest	$112,186,561	$10,385,410
Total income	112,186,561	10,385,410

Expenses
Advisory fees (Note 4)	12,168,997	1,002,909
Transfer agent fees and expenses (Note 4)	1,851,712	314,074
Administration and fund
accounting fees (Note 4)	1,349,158	341,878
12b-1 fees – Class A (Note 5)	72,486	—
12b-1 fees – Investor Class (Note 5)	536,111	187,351
Registration fees	241,704	60,431
Custody fees (Note 4)	235,766	37,922
Shareholder reporting	90,569	19,618
Trustees fees and expenses	37,644	17,358
Audit fees	26,558	24,961
Legal fees (Note 4)	26,340	9,872
Miscellaneous	24,459	10,193
Insurance expense	19,226	2,858
Chief Compliance Officer fee (Note 4)	10,603	10,604
Total expenses	16,691,333	2,040,029
Advisory fee waiver (Note 4)	—	(133,406)
Net expenses	16,691,333	1,906,623
Net investment income	95,495,228	8,478,787

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(6,918,122)	(158,652)
Net change in unrealized
appreciation/(depreciation) on investments	355,485	1,131,083
Net realized and unrealized
gain/(loss) on investments	(6,562,637)	972,431
Net Increase in Net Assets
Resulting from Operations	$88,932,591	$9,451,218

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$95,495,228	$80,076,264
Net realized gain/(loss) from investments	(6,918,122)	2,174,506
Net change in unrealized
appreciation/(depreciation) on investments	355,485	(23,453,222)
Net increase in net assets
resulting from operations	88,932,591	58,797,548

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(1,377,909)	(1,369,487)
Investor Class	(10,225,757)	(9,324,204)
Institutional Class	(91,707,560)	(80,616,095)
Total distributions to shareholders	(103,311,226)	(91,309,786)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	399,344,574	849,579,165
Total increase in net assets	384,965,939	817,066,927

NET ASSETS
Beginning of year	1,943,291,548	1,126,224,621
End of year	$2,328,257,487	$1,943,291,548

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A
	Year Ended		Year Ended
	November 30, 2019		November 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,632,245	$17,098,194	869,349	$9,258,570
Shares issued on
reinvestments of
distributions	108,138	1,132,374	115,286	1,227,084
Shares redeemed	(832,280)	(8,717,157)	(606,542)	(6,439,044)
Net increase	908,103	$9,513,411	378,093	$4,046,610

Investor Class
	Year Ended		Year Ended
	November 30, 2019		November 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	15,617,016	$163,500,951	24,232,644	$257,996,475
Shares issued on
reinvestments of
distributions	860,544	9,009,002	784,543	8,339,224
Shares redeemed	(18,185,924)	(190,377,334)	(12,670,542)	(134,675,556)
Net increase/(decrease)	(1,708,364)	$(17,867,381)	12,346,645	$131,660,143

Institutional Class
	Year Ended		Year Ended
	November 30, 2019		November 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	116,851,754	$1,223,867,106	103,081,265	$1,098,339,721
Shares issued on
reinvestments of
distributions	5,962,548	62,458,672	4,756,347	50,612,961
Shares redeemed	(83,907,665)	(878,627,234)	(40,915,615)	(435,080,270)
Net increase	38,906,637	$407,698,544	66,921,997	$713,872,412

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$8,478,787	$2,245,753
Net realized loss from investments	(158,652)	(120,112)
Net change in unrealized
appreciation/(depreciation) on investments	1,131,083	(195,714)
Net increase in net assets
resulting from operations	9,451,218	1,929,927

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(2,203,039)	(746,839)
Institutional Class	(6,632,085)	(1,616,372)
Total distributions to shareholders	(8,835,124)	(2,363,211)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	282,140,860	111,091,568
Total increase in net assets	282,756,954	110,658,284

NET ASSETS
Beginning of year	167,449,973	56,791,689
End of year	$450,206,927	$167,449,973

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Investor Class
	Year Ended		Year Ended
	November 30, 2019		November 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	11,680,001	$115,355,794	6,145,783	$60,785,385
Shares issued on
reinvestments of
distributions	203,480	2,009,738	66,765	660,297
Shares redeemed	(9,231,596)	(91,161,995)	(1,338,175)	(13,240,502)
Net increase	2,651,885	$26,203,537	4,874,373	$48,205,180

Institutional Class
	Year Ended		Year Ended
	November 30, 2019		November 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	35,732,900	$353,134,407	11,654,112	$115,367,362
Shares issued on
reinvestments of
distributions	576,073	5,694,228	144,842	1,433,735
Shares redeemed	(10,411,376)	(102,891,312)	(5,444,034)	(53,914,709)
Net increase	25,897,597	$255,937,323	6,354,920	$62,886,388

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A
				December 18,
				2015*
				through
	Year Ended November 30,			November 30,
	2019	2018	2017	2016
Net asset value,
beginning of period	$10.50	$10.69	$10.56	$10.92

Income from investment operations:
Net investment income^	0.46	0.53	0.44	0.56
Net realized and unrealized
gain/(loss) on investments	(0.03)	(0.12)	0.21	(0.28)
Total from investment operations	0.43	0.41	0.65	0.28

Less distributions:
From net investment income	(0.50)	(0.60)	(0.52)	(0.64)
Total distributions	(0.50)	(0.60)	(0.52)	(0.64)
Net asset value, end of period	$10.43	$10.50	$10.69	$10.56

Total return	4.19%	3.91%	6.34%	2.66	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$33,799	$24,483	$20,873	$6,582
Ratio of expenses to
average net assets:
Before fee waiver
and recoupment	1.02%	1.00%	0.94%**	1.01	%++
After fee waiver and
recoupment	1.02%	1.00%	0.95%**	1.00	%++
Ratio of net investment income to
average net assets:
Before fee waiver
and recoupment	4.38%	4.97%	4.15%	5.58	%++
After fee waiver
and recoupment	4.38%	4.97%	4.14%	5.59	%++
Portfolio turnover rate	118%	137%	238%	135	%+†

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
†	Portfolio turnover rate calculated for the year ended November 30, 2016.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class
	Year Ended November 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.50	$10.69	$10.56	$10.91	$11.08

Income from investment operations:
Net investment income^	0.46	0.51	0.45	0.58	0.51
Net realized and unrealized
gain/(loss) on investments	(0.03)	(0.10)	0.20	(0.30)	(0.05)
Total from investment operations	0.43	0.41	0.65	0.28	0.46

Less distributions:
From net investment income	(0.50)	(0.60)	(0.52)	(0.63)	(0.56)
From net realized gain on investments	—	—	—	—	(0.07)
Total distributions	(0.50)	(0.60)	(0.52)	(0.63)	(0.63)
Net asset value, end of year	$10.43	$10.50	$10.69	$10.56	$10.91

Total return	4.19%	3.92%	6.34%	2.67%	4.26%

Ratios/supplemental data:
Net assets, end of year (thousands)	$205,755	$225,054	$97,089	$79,614	$67,073
Ratio of expenses to average net assets:
Before fee waiver and recoupment	1.02%	1.01%	0.94%**	0.97%	0.99%
After fee waiver and recoupment	1.02%	1.01%	0.95%**	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver and recoupment	4.38%	4.77%	4.20%	5.45%	4.65%
After fee waiver and recoupment	4.38%	4.77%	4.19%	5.42%	4.64%
Portfolio turnover rate	118%	137%	238%	135%	166%

^	Based on average shares outstanding.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended November 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.51	$10.70	$10.57	$10.92	$11.09

Income from investment operations:
Net investment income^	0.48	0.55	0.47	0.60	0.54
Net realized and unrealized
gain/(loss) on investments	(0.02)	(0.11)	0.21	(0.30)	(0.05)
Total from investment operations	0.46	0.44	0.68	0.30	0.49

Less distributions:
From net investment income	(0.53)	(0.63)	(0.55)	(0.65)	(0.59)
From net realized gain on investments	—	—	—	—	(0.07)
Total distributions	(0.53)	(0.63)	(0.55)	(0.65)	(0.66)
Net asset value, end of year	$10.44	$10.51	$10.70	$10.57	$10.92

Total return	4.45%	4.20%	6.59%	2.92%	4.51%

Ratios/supplemental data:
Net assets, end of year (thousands)	$2,088,703	$1,693,755	$1,008,263	$466,344	$360,443
Ratio of expenses to average net assets:
Before fee waiver and recoupment	0.77%	0.76%	0.70%**	0.73%	0.74%
After fee waiver and recoupment	0.77%	0.76%	0.70%**	0.75%	0.75%
Ratio of net investment income
to average net assets:
Before fee waiver and recoupment	4.63%	5.13%	4.37%	5.68%	4.88%
After fee waiver and recoupment	4.63%	5.13%	4.37%	5.66%	4.87%
Portfolio turnover rate	118%	137%	238%	135%	166%

^	Based on average shares outstanding.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class

	Year Ended November 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.87	$9.92	$9.92	$10.00	$10.19

Income from investment operations:
Net investment income^	0.28	0.26	0.20	0.24	0.29
Net realized and unrealized
gain/(loss) on investments	0.03	(0.05)	0.08	(0.07)	(0.16)
Total from investment operations	0.31	0.21	0.28	0.17	0.13

Less distributions:
From net investment income	(0.29)	(0.26)	(0.28)	(0.25)	(0.31)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions	(0.29)	(0.26)	(0.28)	(0.25)	(0.32)
Net asset value, end of year	$9.89	$9.87	$9.92	$9.92	$10.00

Total return	3.20%	2.17%	2.90%	1.77%	1.23%

Ratios/supplemental data:
Net assets, end of year (thousands)	$88,502	$62,155	$14,088	$405	$1,591
Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	0.90%	1.07%	1.22%*	1.21%	1.35%
After fee waiver and
expense reimbursement#	0.85%	0.85%	0.88%*	0.85%	1.02%
Ratio of net investment income
to average net assets:
Before fee waiver and
expense reimbursement	2.77%	2.37%	1.69%	2.07%	2.59%
After fee waiver and
expense reimbursement	2.82%	2.59%	2.03%	2.43%	2.92%
Portfolio turnover rate	131%	158%	141%	108%	56%

^	Based on average shares outstanding.
#	Excluding interest expense, the ratio of expenses to average net assets would have been 0.85% for the year ended November 30, 2015.
*	Includes extraordinary expenses of 0.03% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended November 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.88	$9.93	$9.93	$10.01	$10.20

Income from investment operations:
Net investment income^	0.30	0.28	0.24	0.25	0.32
Net realized and unrealized
gain/(loss) on investments	0.03	(0.04)	0.07	(0.05)	(0.17)
Total from investment operations	0.33	0.24	0.31	0.20	0.15

Less distributions:
From net investment income	(0.31)	(0.29)	(0.31)	(0.28)	(0.33)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions	(0.31)	(0.29)	(0.31)	(0.28)	(0.34)
Net asset value, end of year	$9.90	$9.88	$9.93	$9.93	$10.01

Total return	3.38%	2.45%	3.16%	2.04%	1.48%

Ratios/supplemental data:
Net assets, end of year (thousands)	$361,705	$105,295	$42,704	$41,946	$43,016
Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	0.65%	0.82%	0.97%*	0.98%	1.14%
After fee waiver and
expense reimbursement#	0.60%	0.60%	0.61%*	0.60%	0.81%
Ratio of net investment income
to average net assets:
Before fee waiver and
expense reimbursement	2.96%	2.57%	2.08%	2.11%	2.82%
After fee waiver and
expense reimbursement	3.01%	2.79%	2.44%	2.49%	3.15%
Portfolio turnover rate	131%	158%	141%	108%	56%

^	Based on average shares outstanding.
#	Excluding interest expense, the ratio of expenses to average net assets would have been 0.60% for the year ended November 30, 2015.
*	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019

NOTE 1 – ORGANIZATION

The Semper MBS Total Return Fund and the Semper Short Duration Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Prior to March 31, 2014, the Semper Short Duration Fund was a series of Forum Funds. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Semper MBS Total Return Fund (“Total Return Fund”) is to seek a high level of risk-adjusted current income and capital appreciation.  The investment objective of the Semper Short Duration Fund (“Short Duration Fund”) is to seek a high level of current income that is consistent with preservation of capital.  Each Fund currently offers Investor Class shares and Institutional Class shares and the Total Return Fund offers Class A shares.  The Total Return Fund Class A shares may be subject to a 2.00% front-end sales load.  The Total Return Fund’s Investor Class shares and Institutional Class shares commenced operations on July 22, 2013 and the Class A shares commenced operations on December 18, 2015.  The Short Duration Fund’s Investor Class shares and Institutional Class shares commenced operations on December 23, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018, or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of high amortized cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method.  Non-cash interest income included in interest income, if any, is recorded at the fair market value of additional par received.  Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statement of operations.  Distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds declare dividends from net investment income daily and distribute the dividends to shareholders monthly.  The Funds distribute any realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Restricted Securities:  The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws.  Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.  The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult.  At November 30, 2019, the Funds hold

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

securities issued pursuant to Rule 144A under the Securities Act of 1933.  All Rule 144A securities have been classified as liquid under the Funds’ liquidity risk management program.  Other restricted investments held by the Funds at November 30, 2019 are disclosed in the notes to the schedules of investments.

E.
Repurchase Agreements:  Under a master repurchase agreement with a broker counterparty and custodian, each Fund may enter into transactions whereby the Fund purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreement”).  The Funds, through the custodian, take possession of securities collateralizing the repurchase agreement, the fair value of which exceeds the amount of the repurchase transaction, including accrued interest.  If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The Funds did not hold repurchase agreements at November 30, 2019.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2019, there were no reclassifications between paid-in capital and distributable earnings.

G.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of November 30, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 10 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that each Fund has the ability to access.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Market values for fixed income securities are normally determined on the basis of valuations provided by independent pricing services.  Each independent pricing service typically values securities based on one or more inputs as described below.  Securities that use similar valuation techniques and inputs as described below are categorized as level 2 of the fair value hierarchy.  To the extent the significant inputs are unobservable, the values are generally categorized as level 3.

Mortgage- and Asset-Backed Securities:  Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by independent pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.

U.S. Government Securities:  U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.

U.S. Government Agency Securities:  U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. Government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

Other Debt Securities:  Other debt securities, including corporate and municipal bonds, are valued at their mean prices furnished by an independent pricing service provider using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider yields or recently executed transactions of investments with comparable quality, type of issue, coupon maturity and rating, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2019:

Total Return Fund

	Level 1	Level 2	Level 3	Total
Fixed Income

Commercial
Mortgage-Backed
Securities –
Agency	$—	$70,724	$—	$70,724
Commercial
Mortgage-Backed
Securities –
Non-Agency	—	129,966,200	—	129,966,200
Residential
Mortgage-Backed
Securities – Agency	—	486,427,548	9,186,667	495,614,215
Residential Mortgage-
Backed Securities –
Non-Agency	—	1,626,652,012	31,733,679	1,658,385,691
Total Fixed Income	—	2,243,116,484	40,920,346	2,284,036,830
Private Placement
Participation
Agreements	—	—	6,905,525	6,905,525
Money
Market Fund	35,535,560	—	—	35,535,560
Total Investments	$35,535,560	$2,243,116,484	$47,825,871	$2,326,477,915

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

Short Duration Fund
	Level 1	Level 2	Level 3	Total
Fixed Income

Asset-Backed
Securities – Agency	$—	$76	$—	$76
Asset-Backed
Securities –
Non-Agency	—	66,260,577	—	66,260,577
Collateralized
Loan Obligations	—	103,568,472	496,260	104,064,732
Commercial
Mortgage-Backed
Securities – Agency	—	2,586	—	2,586
Commercial
Mortgage-Backed
Securities – Non-Agency	—	52,274,318	6,320,117	58,594,435
Residential
Mortgage-Backed
Securities – Agency	—	99,163,890	3,000,000	102,163,890
Residential
Mortgage-Backed
Securities –
Non-Agency	—	100,886,759	3,000,000	103,886,759
Total Fixed Income	—	422,156,678	12,816,377	434,973,055
Private Placement
Participation
Agreement	—	—	712,527	712,527
Money
Market Fund	11,062,480	—	—	11,062,480
Total Investments	$11,062,480	$422,156,678	$13,528,904	$446,748,062

Refer to each Fund’s schedule of investments for a detailed break-out of securities by type.  Transfers between levels are recognized at November 30, 2019, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

The following is a reconciliation of the Total Return Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Total Return Fund

	Investments in Securities, at Value
	Asset-
	Backed	Collateralized	Commercial	Residential
	Securities –	Debt	MBS –	MBS –
	Real Estate	Obligations	Non-Agency	Agency
Balance as of November 30, 2018	$1,000,100	$2,178,423	$9,594,697	$75,281,739
Accrued discounts/premiums	—	4,941	(2,873)	(12,868)
Realized gain/(loss)	1	221,466	—	229,425
Change in unrealized
appreciation/(depreciation)	(101)	(226,690)	646,160	807,624
Purchases	—	—	3,157,188	20,507,434
Sales	(1,000,000)	(2,178,140)	—	(87,626,687)
Transfers in and/or out of Level 3	—	—	(13,395,172)	—
Balance as of November 30, 2019	$—	$—	$—	$9,186,667

				Private
			Residential	Placement
			MBS –	Participation
			Non-Agency	Agreements
Balance as of November 30, 2018			$84,806,066	$5,949,047
Accrued discounts/premiums			11,821	—
Realized gain/(loss)			289,097	—
Change in unrealized
appreciation/(depreciation)			1,279,364	—
Purchases			34,425,021	2,602,945
Sales			(67,168,238)	(1,646,467)
Transfers in and/or out of Level 3			(21,909,452)	—
Balance as of November 30, 2019			$31,733,679	$6,905,525

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2019, and still classified as level 3 was $43,344.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

The following is a reconciliation of the Short Duration Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Short Duration Fund

	Investments in Securities, at Value
	Asset-
	Backed	Collateralized	Collateralized	Commercial
	Securities –	Debt	Loan	MBS –
	Non-Agency	Obligations	Obligations	Non-Agency
Balance as of November 30, 2018	$94,998	$216,018	$1,744,895	$263,770
Accrued discounts/premiums	(3)	667	—	—
Realized gain/(loss)	131	20,243	(625)	51
Change in unrealized
appreciation/(depreciation)	(128)	(19,290)	1,365	(5,098)
Purchases	—	—	—	6,320,116
Sales	(94,998)	(217,638)	(1,249,375)	(137,795)
Transfers in and/or out of Level 3	—	—	—	(120,927)
Balance as of November 30, 2019	$—	$—	$496,260	$6,320,117

				Private
		Residential	Residential	Placement
		MBS –	MBS –	Participation
		Agency	Non-Agency	Agreement
Balance as of November 30, 2018		$5,151,214	$2,083,628	$447,254
Accrued discounts/premiums		(4,293)	—	—
Realized gain/(loss)		(83,304)	—	—
Change in unrealized
appreciation/(depreciation)		42,856	(200)	—
Purchases		3,000,000	3,000,000	492,682
Sales		(5,106,473)	(2,083,428)	(227,409)
Transfers in and/or out of Level 3		—	—	—
Balance as of November 30, 2019		$3,000,000	$3,000,000	$712,527

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2019, and still classified as level 3 was $1,430.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

The following is a summary of quantitative information about level 3 valued measurements:

Total Return Fund

	Value at	Valuation	Unobservable
	11/30/19	Technique(s)	Input	Input/Range
Residential	$3,787,500	Market Comparable	Single Broker Quote	$101.00
MBS –
Agency	5,399,167	Market	Recent Transaction	$103.38
		Transaction
		Method
Total	$9,186,667

Residential	$3,011,890	Market Comparable	Single Broker Quote	$100.10 -$103.58
MBS –				(weighted avg. $102.34)
Non-Agency
	28,721,789	Market	Recent Transaction	$99.99 – $100.00
		Transaction		(weighted avg. $100.00)
		Method
Total	$31,733,679

Private	$6,905,525	Market	Recent Transaction	$100.00 – $110.58
Placement		Transaction		(weighted avg. $101.27)
Participation		Method
Agreements

Short Duration Fund

	Value at	Valuation	Unobservable
	11/30/19	Technique(s)	Input	Input/Range
Collateralized	$496,260	Market Comparable	Single Broker Quote	$99.25
Loan
Obligations

Commercial	$6,320,117	Market	Recent Transaction	$100.03 – $100.09
MBS –		Transaction		(weighted avg. $100.06)
Non-Agency		Method

Residential	$3,000,000	Market	Recent Transaction	$100.00
MBS –		Transaction
Agency		Method

Residential	$3,000,000	Market	Recent Transaction	$100.00
MBS –		Transaction
Non-Agency		Method

Private	$712,527	Market	Recent Transaction	$100.00
Placement		Transaction
Participation		Method
Agreement

Significant changes in the market broker quotes would have resulted in direct and proportional changes in the fair value of the security.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Semper Capital Management, L.P. (the “Adviser”) provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Total Return Fund, the fees are calculated at an annual rate of 0.60% of the Fund’s average daily net assets for the first $1.5 billion of assets, 0.55% of the Fund’s average daily net assets for the next $1 billion of assets, and 0.50% of the Fund’s average daily net assets in excess of $2.5 billion.  For the Short Duration Fund, the Adviser is entitled to a monthly fee at the annual rate of 0.35% based upon the Fund’s average daily net assets.  For the year ended November 30, 2019, the advisory fees incurred by the Funds are disclosed in the statement of operations.

Each Fund is responsible for its own operating expenses.  During the year ended November 30, 2019, the Total Return Fund and the Short Duration Fund incurred $17,086 and $0, respectively, in extraordinary expenses which are reflected in the Funds’ legal fees on the statement of operations.  The Adviser has agreed to reduce fees payable to it by each Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends and interest expense on securities sold short and extraordinary expenses).  The Total Return Fund expenses are limited to 1.15%, 1.15%, and 0.90% of the average daily net assets of the Fund’s Class A, Investor Class, and Institutional Class, respectively, and 0.85% and 0.60% of the average daily net assets of the Short Duration Fund’s Investor Class and Institutional Class, respectively.  Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made.  Such reimbursement may not be paid prior to each Fund’s payment of current ordinary operating expenses.

For the year ended November 30, 2019, the amount of fees waived by the Adviser are disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Fund.  The expense limitation will remain in effect through at least March 29, 2020, and may be terminated only by the Trust’s Board of Trustees.  The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Short Duration Fund
Expiration	Amount
11/30/20	$160,726
11/30/21	180,291
11/30/22	133,406
$474,423

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Funds to Fund Services for these services for the year ended November 30, 2019 are disclosed in the statement of operations.

Quasar Distributors, LLC (the “Distributor” or “Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of Fund Services. Fees paid by the Funds to the Custodian for the year ended November 30, 2019 are disclosed in the statement of operations.

The Funds have entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be executed by Fund Services.  These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status,

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

and facilitating shareholder telephone transactions. The Total Return Fund and the Short Duration Fund expensed $1,341,743 and $215,607, respectively, of sub-transfer agent fees during the year ended November 30, 2019. These fees are included in the transfer agent fees and expenses amount disclosed in the statements of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class and the Total Return Fund’s Class A.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2019, the 12b-1 distribution fees incurred by the Funds are disclosed in the statements of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities and transfer in-kind purchases, were as follows:

	Non-Government		Government
	Purchases	Sales	Purchases	Sales
Total Return Fund	$2,761,023,512	$2,411,661,914	$9,271	$29,587
Short Duration Fund	607,229,306	331,849,927	31,796,384	33,925,031

On February 26, 2019, the Total Return Fund satisfied a purchase in-kind request by transferring interest and securities into the Fund.  The transfer was made in accordance with policies and procedures approved by the Board.  The Total Return Fund received $70,303 in interest and $37,874,984 in securities in exchange for 3,627,656 shares issued.

NOTE 7 – LINES OF CREDIT

The Total Return Fund and the Short Duration Fund have an unsecured line of credit in the amount of $275,000,000.  The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended November 30, 2019, the Funds did not draw on their lines of credit.  At November 30, 2019, the Funds had no outstanding loan amounts.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of paydowns.

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 was as follows:

	Total Return Fund		Short Duration Fund
	Nov. 30, 2019	Nov. 30, 2018	Nov. 30, 2019	Nov. 30, 2018
Ordinary income	$103,311,226	$91,309,786	$8,835,124	$2,363,211

As of November 30, 2019, the components of capital on a tax basis were as follows:

	Total	Short
	Return Fund	Duration Fund
Cost of investments (a)	$2,350,700,197	$445,725,256
Gross unrealized appreciation	31,503,144	1,812,685
Gross unrealized depreciation	(55,725,426)	(789,879)
Net unrealized
appreciation/(depreciation) (a)	(24,222,282)	1,022,806
Undistributed ordinary income	3,122,636	202,754
Undistributed long-term capital gains	—	—
Total distributable earnings	3,122,636	202,754
Other accumulated gains/(losses)	(34,647,827)	(2,464,725)
Total accumulated earnings/(losses)	$(55,747,473)	$(1,239,165)

(a)
The difference between book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to wash sales. The difference between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales, capital loss carryforwards, and tax adjustments to dividends payable.

The Funds had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

	Short-Term Indefinite	Long-Term Indefinite
Total Return Fund	$21,645,150	$10,746,901
Short Duration Fund	1,695,545	674,148

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

•
Risks Associated with Mortgage-Backed and Other Asset-Backed Securities – In addition to the risks associated with other fixed income securities, mortgage-backed and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage- backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

•
Privately Issued Mortgage-Related Securities Risk – MBS issued or guaranteed by private issuers is also known as “non-agency MBS”. Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. Government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Funds with respect to such payments. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

•
Sub-Prime Mortgage Risk – The risk that an issuer of a sub-prime mortgage security will default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime mortgage instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.

•
Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Funds to sell these securities.

•
Risks Associated with Real Estate and Regulatory Actions – The securities that the Funds own are dependent on real estate prices. If real estate experiences a significant price decline, this could adversely affect the prices of the securities the Funds own.  Any adverse regulatory action could impact the prices of the securities the Funds own.

•
High Yield Risk – Fixed income securities that are rated below investment grade (i.e. “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Counterparty Risk – Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2019, Continued

•
TBA Securities Risk – In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. The principal risks of TBA transactions are increased interest rate risk and increased overall investment exposure.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by each Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.

NOTE 10 – SUBSEQUENT EVENTS

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

NOTE 11 – OTHER TAX INFORMATION (Unaudited)

For the year ended November 30, 2019, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds. For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2019 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 27, 2019, the Investor class, the Institutional class and Class A of the Total Return Fund each distributed $0.00038598 per share of net investment income.

On December 31, 2019, the Investor class, Institutional class, and Class A of the MBS Total Return Fund distributed $0.038585815, $0.040803973, and $0.038586886 per share of net investment income, respectively.

On December 27, 2019, the Investor class and the Institutional class of the Short Duration Fund each distributed  $0.00197426 per share of net investment income.

On December 31, 2019, the Investor class and the Institutional class of the Short Duration Fund distributed  $0.020282747 and $0.022067246 per share of net investment income, respectively.

SEMPER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Semper MBS Total Return Fund
Semper Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Semper MBS Total Return Fund and Semper Short Duration Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, private companies, and brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2020

SEMPER FUNDS

NOTICE TO SHAREHOLDERS at November 30, 2019 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-736-7799 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling 1-855-736-7799.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-855-736-7799.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	3	Trustee,
(age 73)		term;	Gamma Delta Housing		Advisors
615 E. Michigan Street		since	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		March	housing management)		(for series not
		2014.	(2012 to July 2019);		affiliated with
			Trustee and Chair		the Funds);
			(2000 to 2012),		Independent
			New Covenant Mutual		Trustee from
			Funds (1999 to 2012);		1999 to 2012,
			Director and Board		New Covenant
			Member, Alpha Gamma		Mutual Funds
			Delta Foundation		(an open-end
			(philanthropic		investment
			organization)		company with
			(2005 to 2011).		4 portfolios).

David G. Mertens	Trustee	Indefinite	Partner and Head of	3	Trustee,
(age 59)		term*;	Business Development		Advisors
615 E. Michigan Street		since	Ballast Equity		Series Trust
Milwaukee, WI 53202		March	Management, LLC		(for series not
		2017.	(a privately-held		affiliated with
			investment advisory		the Funds).
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment
Management, Inc. (a
privately-held
investment advisory
firm) (2002 to 2017).

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)
George J. Rebhan(4)	Chairman	Indefinite	Retired; formerly	3	Trustee,
(age 85)	of the	term;	President, Hotchkis and		Advisors
615 E. Michigan Street	Board	since	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202	and	May	funds) (1985 to 1993).		(for series not
	Trustee	2002.			affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 72)		term;	Manager, President,		Advisors
615 E. Michigan Street		since	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		September	Fund Services, LLC,		(for series not
		2008.	and its predecessors,		affiliated with
			(May 1991 to		the Funds).
July 2017).

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson(4)	Trustee	Indefinite	President, Apogee	3	Trustee,
(age 60)		term*;	Group, Inc. (financial		Advisors
615 E. Michigan Street		since	consulting firm)		Series Trust
Milwaukee, WI 53202		January	(1998 to present).		(for series not
		2016.			affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	since	(February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 58)	President,	term;	U.S. Bank Global Fund Services
615 E. Michigan Street	Treasurer	since	(October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 48)	Treasurer	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 37)	Treasurer	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		since	(July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 62)	President,	term;	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	since	(February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 51)	President	term;	Services (July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2019, the Trust was comprised of 39 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. George Rebhan retired as an Independent Trustee on December 31, 2019. Mr. Raymond Woolson became the Chairman of the Board effective January 1, 2020.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-736-7799.

SEMPER FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-736-7799 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SEMPER FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Semper Capital Management, L.P.
52 Vanderbilt Avenue, Suite 401
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-736-7799 (855-SEM-PRXX)

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-736-7799 (855-SEM-PRXX).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$44,400	$41,900
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2019	FYE 11/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  2/10/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  2/10/20

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date  2/4/20

* Print the name and title of each signing officer under his or her signature.